                                                                    Exhibit 10.2


                                LEASE AGREEMENT

                           DATED AS OF May ___, 2000

                                    BETWEEN

                              ____________________


                                   AS LESSOR

                                      AND

                              ___________________


                                   AS LESSEE

                            IN CONNECTION WITH THE



                              ___________________

                              ___________________

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1..................................................................................................................       1
     1.1. Leased Property..................................................................................................       1
     1.2. Term.............................................................................................................       2
ARTICLE   2................................................................................................................       3
     2.1. Definitions......................................................................................................       3
ARTICLE 3..................................................................................................................      12
     3.1. Rent.............................................................................................................      12
     3.2. Confirmation of Percentage Rent..................................................................................      13
     3.3. Additional Charges...............................................................................................      14
     3.4. No Set Off.......................................................................................................      14
     3.5. Lease Deposit....................................................................................................      14
     3.6. Corporate and Personal Guaranty..................................................................................      15
     3.7. Books and Records................................................................................................      15
     3.8. Changes in Operations............................................................................................      16
ARTICLE 4..................................................................................................................      16
     4.1. Payment of Impositions...........................................................................................      16
     4.2. Notice of Impositions............................................................................................      17
     4.3. Adjustment of Impositions........................................................................................      17
     4.4. Utility Charges..................................................................................................      17
ARTICLE 5..................................................................................................................      17
     5.1. No Termination, Abatement, etc...................................................................................      17
ARTICLE 6..................................................................................................................      18
     6.1. Ownership of the Leased Property.................................................................................      18
     6.2. Lessee's Personal Property.......................................................................................      18
ARTICLE 7..................................................................................................................      19
     7.1. Condition of the Leased Property.................................................................................      19
     7.2. Use of the Leased Property.......................................................................................      19
ARTICLE 8..................................................................................................................      21
     8.1. Compliance with Legal and Insurance Requirements, etc. ..........................................................      21
     8.2. Legal Requirement Covenants......................................................................................      21
     8.3. Environmental Covenants..........................................................................................      22
ARTICLE 9..................................................................................................................      24
     9.1. Maintenance and Repair; Capital Expenditures.....................................................................      24
     9.2. Encroachments, Restrictions, Etc.................................................................................      25
ARTICLE 10.................................................................................................................      26
     10.1. Alterations.....................................................................................................      26
     10.2. Salvage.........................................................................................................      26
     10.3. Lessor Alterations..............................................................................................      26
ARTICLE 11.................................................................................................................      26
     11.1. Liens...........................................................................................................      26
ARTICLE 12.................................................................................................................      27
     12.1. Permitted Contests..............................................................................................      27

ARTICLE 13.................................................................................................................      28

     13.1. General Insurance Requirements..................................................................................      28
     13.2. Replacement Cost................................................................................................      30
     13.3. (Intentionally omitted).........................................................................................      30
     13.4. Waiver of Subrogation...........................................................................................      30
     13.5. Form Satisfactory, etc..........................................................................................      30
     13.6. Increase in Limits..............................................................................................      31
     13.7. Blanket Policy..................................................................................................      31
     13.8. Separate Insurance..............................................................................................      31
     13.9. Reports On Insurance Claims.....................................................................................      32
ARTICLE 14.................................................................................................................      32
     14.1. Insurance Proceeds..............................................................................................      32
     14.2. Reconstruction in the Event of Damage or Destruction Covered by Insurance.......................................      32
     14.3. Reconstruction in the Event of Damage or Destruction Not Covered by Insurance or When Holder Will Not
             Release Insurance Proceeds....................................................................................      33
     14.4. Lessee's Property and Business Interruption Insurance...........................................................      34
     14.5. Abatement of Rent...............................................................................................      34
ARTICLE 15.................................................................................................................      34
     15.1. Definition......................................................................................................      34
     15.2. Parties' Rights and Obligations.................................................................................      34
     15.3. Total Taking....................................................................................................      35
     15.4. Allocation of Award.............................................................................................      35
     15.5. Partial Taking..................................................................................................      35
     15.6. Temporary Taking................................................................................................      36
ARTICLE 16.................................................................................................................      37
     16.1. Events of Default...............................................................................................      37
     16.2. Remedies........................................................................................................      38
     16.3. Waiver..........................................................................................................      40
     16.4. Application of Funds............................................................................................      40
ARTICLE 17.................................................................................................................      40
     17.1. Lessor's Right to Cure Lessee's Default.........................................................................      40
ARTICLE 18.................................................................................................................      40
     18.1. Sublease Rent Limitation........................................................................................      40
     18.2. Sublease Lessee Limitation......................................................................................      41
     18.3. Lessee Ownership Limitation.....................................................................................      41
     18.4. Director, Officer and Employee Limitation.......................................................................      41
ARTICLE 19.................................................................................................................      41
     19.1. Holding Over....................................................................................................      41
ARTICLE 20.................................................................................................................      42
     20.1. Indemnification.................................................................................................      42
ARTICLE 21.................................................................................................................      43
     21.1. Subletting and Assignment.......................................................................................      43
     21.2. Attornment......................................................................................................      43
     21.3. Management Agreement............................................................................................      44

ARTICLE 22 ................................................................................................................      44

     22.1. Officer's Certificates; Financial Statements; Lessor's Estoppel Certificates and Covenants......................      44
ARTICLE 23.................................................................................................................      45
     23.1. Regular Meetings; Lessor's Right to Inspect.....................................................................      45
ARTICLE 24.................................................................................................................      45
     24.1. No Waiver.......................................................................................................      45
ARTICLE 25.................................................................................................................      46
     25.1. Remedies Cumulative.............................................................................................      46
ARTICLE 26.................................................................................................................      46
     26.1. Acceptance of Surrender.........................................................................................      46
ARTICLE 27.................................................................................................................      46
     27.1. No Merger of Title..............................................................................................      46
ARTICLE 28.................................................................................................................      46
     28.1. Conveyance by Lessor............................................................................................      46
     28.2. Lessor May Grant Liens..........................................................................................      47
ARTICLE 29.................................................................................................................      48
     29.1. Quiet Enjoyment.................................................................................................      48
ARTICLE 30.................................................................................................................      49
     30.1. Notices.........................................................................................................      49
ARTICLE 31.................................................................................................................      49
     31.1. Appraisers......................................................................................................      49
ARTICLE 32.................................................................................................................      50
     32.1. Lessee's Right to Cure..........................................................................................      50
ARTICLE 33.................................................................................................................      50
     33.1. Miscellaneous...................................................................................................      50
     33.2. Transition Procedures...........................................................................................      51
     33.3. Action for Damages..............................................................................................      52
     33.4. Lease Assumption in Bankruptcy Proceeding.......................................................................      52
     33.5. Intra-Family Transfers..........................................................................................      52
ARTICLE 34.................................................................................................................      53
     34.1. Memorandum of Lease.............................................................................................      53
ARTICLE 35  (Intentionally Omitted)........................................................................................      53
ARTICLE 36.................................................................................................................      53
     36.1. Lessor's Option to Terminate Lease..............................................................................      53
ARTICLE 37.................................................................................................................      55
     37.1. Compliance with Franchise Agreement.............................................................................      55
ARTICLE 38.................................................................................................................      56
     38.1. Capital Expenditures............................................................................................      56
ARTICLE 39.................................................................................................................      57
     39.1. Lessor's Default................................................................................................      57
ARTICLE 40.................................................................................................................      57
     40.1. Arbitration.....................................................................................................      57
     40.2. Alternative Arbitration.........................................................................................      57
     40.3. Arbitration Procedures..........................................................................................      58

LIST OF EXHIBITS
----------------

Exhibit A      -   Property Description

Exhibit B      -   Other Properties

Exhibit C      -   Percentage Rent Provisions

Exhibit D      -   Percentage Rent Example

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT (hereinafter called "Lease"), made as of the ___ day of May, 2000, by and between ______________, a Pennsylvania limited partnership (hereinafter called "Lessor"); and __________________________, ___, a Georgia limited liability company (hereinafter called "Lessee"), provides as follows.

                              W I T N E S S E T H:
                              --------------------

     Contemporaneously with the execution hereof, Lessor acquired (i) the Leased Property (as hereinafter defined) and certain Other Properties, and (ii) Lessor and Lessee now wish to enter into this Lease.

     NOW, THEREFORE, Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Leased Property.

                                   ARTICLE 1
                                   ---------

     1.1. Leased Property.
          ---------------

          The leased property (the "Leased Property") is comprised of Lessor's interest in the following:

          (a)  the land described in Exhibit "A" attached hereto and by
                                     -----------
reference incorporated herein (the "Land");

          (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "Leased Improvements");

          (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

          (d) all equipment, machinery, fixtures, and other items of property required for or incidental to the use of the Leased Improvements as a hotel located on the Land, including all components thereof, now and hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures");

          (e) all furniture and furnishings and all other items of personal property (excluding Inventory and personal property owned by Lessee) located on, and used in connection with, the operation of the Leased Improvements as a hotel, together with all replacements, modifications, alterations and additions thereto; and

          (f) all existing leases of the Leased Property (including any security deposits or collateral held by Lessor pursuant thereto).

THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE EXISTING STATE OF TITLE INCLUDING ALL COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS OF RECORD INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS, THE LIEN OF FINANCING INSTRUMENTS, MORTGAGES, DEEDS TO SECURE DEBT AND SECURITY DEEDS, AND INCLUDING OTHER MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.

     1.2. Term.
          ----

          (a) The term of the Lease (the "Term") shall commence on the date hereof (the "Commencement Date") and shall end on the third anniversary of the last day of the month in which the Commencement Date occurs, unless sooner terminated in accordance with the provisions hereof. Lessor and Lessee acknowledge that the Commencement Date is the date of Lessor's acquisition of the Leased Property.

          (b) Lessee may elect to extend this Lease and all of the Other Leases as may then be in effect for an additional three-year term and, at the end of the first extended term, may elect to extend this Lease and all of the Other Leases as may then be in effect for an additional three-year term (each such extension, a "Renewal Term") by providing written Notice (a "Renewal Notice") to Lessor no sooner than 30 months and no later than 6 months prior to the end of the Term or Renewal Term, as applicable. A Renewal Notice, if given, shall be irrevocable, but it shall not preclude Lessor from exercising any of its rights to terminate this Lease in accordance with the provisions hereof. Lessee acknowledges that Lessor will rely on any Renewal Notice received from Lessee and not pursue opportunities to select another lessee for the Facility and will be materially damaged if Lessee fails subsequently to act as lessee for the Renewal Term for any reason other than Lessor's termination of the Lease in
accordance herewith.   No Renewal Notice may be given or shall be effective if
an Event of Default shall be uncured at the time of giving such Notice, which shall remain uncured after the expiration of any applicable cure period. The terms of the Lease during a Renewal Term shall be the same as the terms hereof except that the Base Rent shall reduce as set forth on Exhibit "C" attached
                                                       -----------
hereto.

                                    ARTICLE 2
                                    ---------

     2.1. Definitions.
          -----------

          For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Lease have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, (c) all references in this Lease to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

     Additional Charge(s):  As defined in Section 3.3.
     --------------------

     Affiliate: The term "Affiliate" of a Person shall mean (a) any Person that,
     ---------
directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any other Person that owns, beneficially, directly or indirectly, ten percent or more of the outstanding capital stock, shares or equity interests of such Person, or (c) any officer, director, employee, partner, manager, member or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and Persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests, by contract or otherwise.

     Award:  As defined in Section 15.1(c).
     -----

     Base Rate:  The prime rate (or base rate) reported in the Money Rates
     ---------
column or comparable section of The Wall Street Journal, Eastern Edition, as the
                                ----------------------------------------
rate then in effect for corporate loans at large U.S. money center commercial banks, whether or not such rate has actually been charged by any such bank. If no such rate is reported in The Wall Street Journal, Eastern Edition or if such
                            ----------------------------------------
rate is discontinued, then Base Rate shall mean such other successor or comparable rate as Lessor may reasonably designate.

     Base Rent:  The amount set forth on Exhibit "C" attached hereto.
     ---------                           -----------

     Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday that is
     ------------
not a day on which national banks in the City of Atlanta, Georgia are closed.

     Capital Expenditures:  Amounts necessary to pay the costs of Capital
     --------------------
Improvements.

     Capital Expenditures Allowance:  As defined in Article 38.
     ------------------------------

     Capital Impositions:  Taxes, assessments or similar charges imposed upon or
     -------------------
levied against the Leased Property for the costs of public improvements, including, without limitation, roads, sidewalks, public lighting fixtures, utility lines, storm sewers drainage facilities, and similar improvements.

     Capital Improvements:  Improvements to the Leased Property and replacement
     --------------------
or refurbishing of Fixtures and of Furniture and Equipment, all as designated as capital improvements by and determined in accordance with GAAP.

     CERCLA:  The Comprehensive Environmental Response, Compensation and
     ------
Liability Act of 1980, as amended.

     Change of Control:  (i) The issuance or sale by the Lessee or the sale by
     -----------------
any partner of the Lessee of a Controlling interest in Lessee to any entity not Controlled by Noble Investments, LLC; (ii) the sale, conveyance or other transfer of all or substantially all of the assets of the Lessee (whether by operation of law or otherwise); (iii) any transaction, or series of transactions, pursuant to which the Lessee is merged with or consolidated into another entity which is not Controlled by Noble Investments, LLC.

     Code:  The Internal Revenue Code of 1986, as amended.
     ----

     Commencement Date:  As defined in Section 1.2.
     -----------------

     Company: Hersha Hospitality Trust, a Maryland real estate investment trust.
     -------

     Condemnation, Condemnor:  As defined in Section 15.1.
     -----------------------

     Control:  As applied to any Person, the possession, directly or indirectly,
     -------
of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership or voting securities, by contract or otherwise. The terms "Controlling" and "Controlled by" shall have correlative meanings.

     Date of Taking:  As defined in Section 15.1(b).
     --------------

     Discount Rate:  The Discount Rate of the Federal Reserve Bank of New York
     -------------
at the time in question, plus two percent (2%).

     Emergency Expenditures:  Expenditures required to take necessary or
     ----------------------
appropriate actions to respond to Emergency Situations.

     Emergency Situations:  Fire, any other casualty, or any other events,
     --------------------
circumstances or conditions which threaten the safety or physical well-being of the Facility's guests or employees or which involve the risk of material property damage or material loss to the Facility.

     Environmental Authority:  Any department, agency or other body or component
     -----------------------
of any Government that exercises any form of jurisdiction or authority under any Environmental Law.

     Environmental Authorization:  Any license, permit, order, approval,
     ---------------------------
consent, notice, registration, filing or other form of permission or authorization required under any Environmental Law.

     Environmental Laws:  All applicable federal, state, local and foreign laws
     ------------------
and regulations relating to pollution of the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include but are not limited to CERCLA, FIFRA, RCRA, SARA and TSCA.

     Environmental Liabilities:  Any and all actual or potential obligations to
     -------------------------
pay the amount of any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses and experts, and costs of investigation and preparation for defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon Lessor, Lessee, any Predecessor, the Leased Property or any property used therein and arising out of:

          (a) the failure to comply at any time with all material Environmental Laws applicable to the Leased Property;

          (b) the presence of any Hazardous Materials on, in, under, at or in any way affecting the Leased Property;

          (c) a Release or threatened Release of any Hazardous Materials on, in, at, under or in any way affecting the Leased Property;

          (d) the identification of Lessee, Lessor or any Predecessor as a potentially responsible party under CERCLA or under any other Environmental Law;

          (e) the presence at any time of any above-ground and/or underground storage tanks, as defined in RCRA or in any applicable Environmental Law on, in, at or under the Leased Property or any adjacent site or facility; or

          (f) any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating or located at the Leased Property, or resulting from operation thereof or any adjoining property.

     Event of Default:  As defined in Section 16.1.
     ----------------

     Facility:  The hotel and/or other facility offering lodging and other
     --------
services or amenities being operated or proposed to be operated on the Leased Property.

     FIFRA:  The Federal Insecticide, Fungicide, and Rodenticide Act, as
     -----
amended.

     First Annual Room Revenues Break Point:  The amount of Room Revenues for
     --------------------------------------
the applicable Lease Year corresponding to such term as set forth on Exhibit C.
                                                                     ---------

     First Tier Room Revenue Percentage:  The percentage corresponding to such
     ----------------------------------
term as set forth on Exhibit C.
                     ---------

     Fixtures:  As defined in Section 1.1.
     --------

     Franchise Agreement: The franchise agreement or license agreement with
     -------------------
Choice Hotels International, Inc. or any other franchisor under which the Facility is operated.

     Franchisor:  Shall mean _______________, under the Franchise Agreement
     ----------
and any permitted successor franchisor or licensor.

     Furniture and Equipment: The terms "furniture and equipment" shall mean
     -----------------------
collectively all furniture, furnishings, wall coverings, Fixtures and hotel equipment and systems located at, or used in connection with, the Facility, together with all replacements therefor and additions thereto, including, without limitation, (i) all equipment and systems required for the operation of kitchens, bars and restaurants, and laundry and dry cleaning facilities, if any
(ii) office equipment (excluding any office equipment used by the Lessee or the Management Company for its own operations, rather than hotel operations), (iii) dining room wagons, materials handling equipment, and cleaning and engineering equipment, (iv) telephone and computerized accounting systems (excluding any such systems used by Lessee or the Management Company for its own operations rather than hotel operations), and (v) vehicles (excluding any vehicles used by the Lessee for its own operations, rather than hotel operations).

     GAAP:  Generally accepted accounting principles as are at the time
     ----
applicable and otherwise consistently applied.

     Government:  The United States of America, any city, county, state,
     ----------
district or territory thereof, any foreign nation, any city, county, state, district, department, territory or other political division thereof, or any political subdivision of any of the foregoing.

     Gross Revenues:  The sum of Room Revenues and Other Revenues.
     --------------

     Hazardous Materials:  All chemicals, pollutants, contaminants, wastes and
     -------------------
toxic substances, including without limitation:

          (a) Solid or hazardous waste, as defined in RCRA or in any Environmental Law;

          (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

          (c) Toxic substances, as defined in TSCA or in any Environmental Law;

          (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law;

          (e) Gasoline or any other petroleum product or byproduct, polychlorinated biphenols, asbestos and urea formaldehyde;

          (f) Asbestos or asbestos containing materials;

          (g) Urea Formaldehyde foam insulation; and

          (h) Radon gas.

     Holder:  Any holder of a Mortgage, any purchaser of the Leased Property or
     ------
any portion thereof at a foreclosure sale or any sale in lieu thereof, or any designee of any of the foregoing.

     Impositions:  Collectively, all taxes (including, without limitation, all
     -----------
ad valorem, sales and use, occupancy, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Lessee or Lessor or Lessee's business conducted upon the Leased Property), assessments (including, without limitation, all private property association assessments and all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Lessee (including all interest and penalties thereon caused by any failure in payment by Lessee), which at any time prior to, during or with respect to the Term hereof may be assessed or imposed on or with respect to or be a lien upon (a) Lessor's interest in the Leased Property, (b) the Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property, or the leasing or use of the Leased Property or any part thereof by Lessee. Nothing contained in this definition of Impositions shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person, or (2) any net or gross revenue tax of Lessor or any other person, or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof.

     Indemnified Party:  Either of a Lessee Indemnified Party or a Lessor
     -----------------
Indemnified Party.

     Indemnifying Party:  Any party obligated to indemnify an Indemnified Party
     ------------------
pursuant to any provision of this Lease.

     Insurance Requirements:  All terms of any insurance policy required by this
     ----------------------
Lease and all requirements of the issuer of any such policy.

     Inventory:  All "Inventories of Merchandise" and "Inventories of Supplies"
     ---------
as defined in the Uniform System, including, but not limited to, linens, china, silver, glassware and other non-depreciable personal property, and any property of the type described in Section 1221(1) of the Code.

     Land:  As defined in Section 1.1.
     ----

     Lease:  This Lease.
     -----

     Lease Year:  Any 12-month period from January 1 through December 31 during
     ----------
the Term, or any shorter period at the beginning or the end of the Term.

     Leased Improvements: As defined in Section 1.1.
     -------------------

     Leased Property: As defined in Section 1.1.
     ---------------

     Legal Requirements:  All federal, state, county, municipal and other
     ------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Leased Property or the maintenance, construction, use, operation or alteration thereof (whether by Lessee or otherwise), whether or not hereafter enacted and in force, including (a) all laws, rules or regulations pertaining to the environment, occupational health and safety and public health, safety or welfare, and (b) any laws, rules or regulations that may (1) require repairs, modifications or alterations in or to the Leased Property or (2) in any way adversely affect the use and enjoyment thereof; and all permits, licenses and authorizations necessary or appropriate to operate the Leased Property for its Primary Intended Use and all covenants, agreements, restrictions and encumbrances contained in any instruments, known to Lessee (other than encumbrances hereafter created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

     Lessee:  The Lessee designated on this Lease and its permitted successors
     ------
and assigns.

     Lessee Indemnified Party:  Lessee, any Affiliate of Lessee, including Noble
     ------------------------
Investments, LLC, The Noble Companies, LLC, Noble Investment Group, Ltd., or any other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest in Lessee, the officers, directors, stockholders, partners, members, managers, employees, agents and representatives of any of the foregoing Persons and any corporate stockholder, agent, or representative of any of the foregoing Persons, and the respective heirs, personal representatives, successors and assigns of any such officer, director, partner, member, manager, stockholder, employee, agent or representative.

     Lessee's Personal Property:  As defined in Section 6.2.
     --------------------------

     Lessor:  The Lessor designated on this Lease and its respective successors
     ------
and assigns.

     Lessor Indemnified Party:  Lessor, any Affiliate of Lessor, including the
     ------------------------
Company, any other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest in Lessor, the officers, trustees, directors, stockholders, partners, members, employees, agents and representatives of any of the foregoing Persons and of any stockholder, partner, member, agent, or representative of any of the foregoing Persons, and the respective heirs, personal representatives, successors and assigns of any such officer, trustee, director, partner, member, stockholder, employee, agent or representative.

     Lessor's Audit:  An audit conducted by Lessor's independent certified
     --------------
public accountants, at Lessor's expense, of the operation of the Leased Property during any Lease Year, which audit may, at Lessor's election, be either a complete audit of the Leased Property's operations or an audit of Room Revenues realized from the operation of the Leased Property during such Lease Year.

     Management Agreement:  As defined in Section 21.3.
     --------------------

     Management Termination Fee:  As defined in Section 36.1(d).
     --------------------------

     Manager:  As defined in Section 21.3.
     -------

     Mortgage:  As defined in Section 28.2.
     --------

     Notice:  A notice given pursuant to Article 30.
     ------

     Officer's Certificate:  A certificate of Lessee reasonably acceptable to
     ---------------------
Lessor, signed by the Manager of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any such Manager.

     Other Leases:  The leases of the Other Properties.
     ------------

     Other Properties:  The properties described on Exhibit "B" attached hereto.
     ----------------                               -----------

     Other Revenues:  All revenues, receipts and income of any kind derived
     --------------
directly or indirectly from or in connection with the Facility other than Room Revenues, proceeds of insurance or from a Taking.

     Other Revenue Percentage:  The percentage corresponding to such term as set
     ------------------------
forth on Exhibit C.
         ---------

     Overdue Rate:  On any date, a rate equal to the Base Rate plus 2% per
     ------------
annum, but in no event greater than the maximum rate then permitted under applicable law.

     Payment Date:  Any due date for the payment of any installment of Rent.
     ------------

     Percentage Rent:  As defined in Article 3.
     ---------------

     Person:  The term "Person" means and includes individuals, corporations,
     ------
general and limited partnerships, limited liability companies, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and any Government and agencies and political subdivisions thereof.

     Personal Property Taxes:  All personal property taxes imposed on the
     -----------------------
furniture, furnishings or other items of personal property located on, and used in connection with, the operation of the Leased Improvements as a hotel (other than Inventory and other personal property owned by the Lessee), together with all replacements, modifications, alterations and additions thereto.

     Predecessor:  Any Person whose liabilities arising under any Environmental
     -----------
Law have or may have been retained or assumed by Lessor or Lessee pursuant to the provisions of this Lease.

     Primary Intended Use:  As defined in Section 7.2(b).
     --------------------

     Proceeding:  Any judicial action, suit or proceeding (whether civil or
     ----------
criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

     RCRA:  The Resource Conservation and Recovery Act, as amended.
     ----

     Real Estate Taxes:  All real estate taxes, including general and special
     -----------------
assessments, if any, which are imposed upon the Land and any improvements thereon.

     Release:  A "Release" as defined in CERCLA or in any Environmental Law,
     -------
unless such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

     Rent:  Collectively, the Base Rent or Percentage Rent, and Additional
     ----
Charges.

     Room Revenues:  Gross revenue from the rental of guest rooms, whether to
     -------------
individuals, groups or transients, at the Facility, determined in a manner consistent with the Uniform System and excluding the following:

          (a) The amount of all credits, bad debt write-off rebates or refunds to customers, guests or patrons; and

          (b) All sales taxes or any other taxes imposed on the rental of such guest rooms; and

          (c) any fees collected for amenities including, but not limited to, telephone, laundry, movies or concessions.

     SARA:  The Superfund Amendments and Reauthorization Act of 1986, as
     ----
amended.

     SEC:  The U.S. Securities and Exchange Commission or any successor agency.
     ---

     Second Annual Room Revenues Break Point:  The amount of Room Revenues for
     ---------------------------------------
the applicable Lease Year corresponding to such term as set forth on Exhibit C.
                                                                     ----------

     Second Tier Room Revenue Percentage:  The percentage corresponding to such
     -----------------------------------
term as set forth on Exhibit C.
                     ---------

     State:  The State of Georgia.
     -----

     Taking:  A permanent or temporary taking or voluntary conveyance during the
     ------
Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

     Term:  As defined in Section 1.2.
     ----

     Termination Fee:  As defined in Section 36.1(d).
     ---------------

     TSCA:  The Toxic Substances Control Act, as amended.
     ----

     Unavoidable Delay:  Delay due to strikes, lock-outs, labor unrest,
     -----------------
inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty, condemnation or other similar causes beyond the reasonable control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the reasonable control of either party hereto unless such lack of funds is caused by the breach of the other party's obligation to perform any obligations of such other party under this Lease.

     Uneconomic for its Primary Intended Use:  A state or condition of the
     ---------------------------------------
Facility such that the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use.

     Uniform System:  Shall mean the Uniform System of Accounts for Hotels (9th
     --------------
Revised Edition, 1996) as published by the Hotel Association of New York City, Inc., as the same may hereafter be revised, and as the same is interpreted and applied by the Lessor's independent certified public accountants in connection with any audit.

     Unsuitable for its Primary Intended Use:  A state or condition of the
     ---------------------------------------
Facility such that the Facility (i) cannot function as an integrated hotel facility consistent with standards applicable to a well maintained and operated hotel comparable in quality and function to that of the Facility prior to the damage or loss and, (ii) notwithstanding the application of insurance proceeds that may occur under Section 14.1, will remain unsuitable for its Primary Intended Use for a period of 180 days or more.

                                   ARTICLE 3
                                   ---------

     3.1.      Rent.
               ----

          Lessee will pay to Lessor, by wire transfer, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, at Lessor's address set forth in Article 30 hereof or at such other place or to such other Person as Lessor from time to time may designate in a Notice, all Base Rent, Percentage Rent and Additional Charges, during the Term, as follows:

          (a) The Base Rent shall be payable monthly, in arrears, at least three
(3) business days prior to the date that Lessor's monthly payment is due under the Mortgage.

          (b) The Rent payable in any Lease Year shall be the greater of the Base Rent and the Percentage Rent. The difference between the Base Rent and the Percentage Rent for any calendar quarter shall be paid within thirty (30) days after the end of each calendar quarter.

          (c) The Percentage Rent computation shall be an amount equal to the sum of, for the applicable Lease Year, (i) an amount equal to the First Tier Room Revenue Percentage of all Lease Year Room Revenues up to (but not exceeding) the First Annual Room Revenues Break Point, plus (ii) an amount equal to the Second Tier Room Revenue Percentage of all Lease Year Room Revenues in excess of the First Annual Room Revenues Break Point.

          If the Term begins or ends in the middle of a calendar year, then the number of calendar months falling within the Term during such calendar year shall constitute a separate Lease Year. In that event, the First Annual Room Revenues Break Point and the Second Annual Room Revenues Break Point shall be multiplied by a fraction equal to (x) the number of full calendar months in the shortened Lease Year divided by (y) twelve.
                     ----------

          (d) The Percentage Rent shall be calculated by Lessee on a calendar quarter basis, for the immediately preceding calendar quarter, and adjusted on a year to date basis. In the event that Lessee shall have paid Percentage Rent during a Lease Year and, at the end of such Lease Year, the calculation of Percentage Rent for such Lease Year shall be less than the Base Rent for such Lease Year, then any Percentage Rent paid by Lessee in such Lease Year shall be credited against the next monthly payment of Base Rent due hereunder, until Lessee shall have received a full credit for such excess Percentage Rent paid in such Lease Year. Exhibit "D" attached hereto sets forth a clarification as to the calculation and reconciliation of Percentage Rent.

          (e) Officer's Certificates.  An Officer's Certificate shall be
              ----------------------
delivered to Lessor with each Percentage Rent payment setting forth the calculation of the Percentage Rent payment for the most recently completed calendar quarter. Percentage Rent shall be subject to confirmation and adjustment, if applicable, as set forth in Section 3.2.

          The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, shall be made not later than 60 days after such expiration or termination date.

     3.2. Confirmation of Percentage Rent.
          --------------------------------

          Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with GAAP and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Lessee shall retain, for at least three years after the expiration of each Lease Year, reasonably adequate records conforming to such accounting system showing all data necessary to conduct Lessor's Audit and to compute Percentage Rent for the applicable Lease Years. Lessor shall have the right, for a period of two years following each Lease Year, from time to time, by its accountants or representatives and at Lessor's expense, to audit such information in connection with Lessor's Audit, and to examine all Lessee's records (including supporting data and sales and excise tax returns) reasonably required to complete Lessor's Audit and to verify Percentage Rent for any Lease Year, subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements. If any Lessor's Audit discloses a deficiency in the payment of Percentage Rent for any Lease Year, and either Lessee agrees with the result of Lessor's Audit or the matter is otherwise determined or compromised, Lessee shall forthwith pay to Lessor the amount of the deficiency, as finally agreed or determined, together with interest at the Overdue Rate from the date when said payment should have been made to the date of payment thereof. If any Lessor's Audit discloses a deficiency in the determination or reporting of Room Revenue which, as finally agreed or determined exceeds 10%, Lessee shall pay the costs of the portion of Lessor's Audit allocable to the determination of Room Revenues (the "Revenue Audit"). Any proprietary information obtained by Lessor pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation or arbitration between the parties and except further that Lessor may disclose such information to prospective lenders, investors and underwriters and to any other persons to whom disclosure is necessary to comply with applicable laws, regulations and government requirements. The obligations of Lessee contained in this Section shall survive the expiration or earlier termination of this Lease. Any dispute as to the existence or amount of any deficiency in the payment of Percentage Rent as disclosed by Lessor's Audit shall, if not otherwise settled by the parties, be submitted to arbitration pursuant to the provisions of Section 40.2.

     3.3. Additional Charges.
          ------------------

          In addition to the Base Rent and Percentage Rent, (a) Lessee also will pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions that Lessee assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) of this Section 3.3, Lessee also will promptly pay and discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this Section

3.3 being additional rent hereunder and being referred to herein collectively as the "Additional Charge(s)"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Base Rent. If any installment of Base Rent, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid within ten (10) days of its due date, Lessee will pay Lessor within ten days, as Additional Charges, an amount equal to the interest computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay the same from monies received from Lessee.

     3.4.  No Set Off.
           -----------

          Except as otherwise specifically set forth in this Lease to the contrary, Rent shall be paid to Lessor without set off, deduction or counterclaim, subject to Lessee's right to assert any claim or mandatory counterclaim in any action brought by either party under this Lease.

     3.5.  Lease Deposit.
           -------------

          Simultaneously with the execution of this Lease, Lessee has caused to be deposited with Lessor a Lease deposit in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the "Lease Deposit"). The Lease Deposit shall be held by Lessor to secure Lessee's obligation to make payments of Rent pursuant to this Article 3. Upon any Event of Default by Lessee in making a Rent payment required under this Article 3, Lessor may, from time to time, use the Lease Deposit to the extent necessary to cure any such Event of Default.

          Any remaining balance of the Lease Deposit shall be returned by Lessor to Lessee within thirty (30) days of Lessee's surrender of the Leased Premises upon termination of this Lease, provided there is not, at that time, any then pending Event of Default under Sections 3.1, 3.2 or 3.3 hereof. The obligation of Lessor to refund the Lease Deposit to Lessee upon termination of this Lease shall be guaranteed by Lessor's affiliate, Hersha Enterprises, Ltd. and Lessor's principal, Jay Shah, a Pennsylvania resident.

          Lessee shall be paid interest equal to eight percent (8%) per year on the Lease Deposit. All interest payments shall be paid to Lessee on the fifteenth day of each month during the Term. In the event that Lessee shall not have received any monthly installment of interest due to it, then Lessee shall be authorized and entitled to deduct any such unpaid interest payment from the next payment of Rent to be paid to Lessor under this Lease until reimbursed in full for such unpaid interest payment.

     3.6.  Corporate and Personal Guaranty
           -------------------------------

          Lessee agrees that Noble Investments, LLC will issue a corporate limited guaranty in the amount of $1,250,000 during the Initial Term (the "Corporate Guaranty"). The Corporate Guaranty shall guaranty all obligations of Lessee hereunder and under the Other Leases. In addition, Lessee agrees that Mitesh Shah will issue a written guaranty (the "Personal Guaranty") in the amount of $750,000 for the Initial Term, which Personal Guaranty shall guaranty the Corporate Guaranty. The Personal Guaranty shall terminate upon commencement of the First Renewal Term, however the Corporate Guaranty shall increase to $1,500,000 at the commencement of the First Renewal Term and shall decrease by $133,333.33 for each twelve (12) month period of the Renewal Term. The amounts of the Corporate Guaranty and the Personal Guaranty set forth herein represent the guaranty for this and the Other Leases, and any similar provision in the Other Leases shall not cause or be deemed to require any additional Corporate Guaranty or Personal Guaranty.

     3.7.  Books and Records.
           -----------------

          Lessee shall keep full and adequate books of account and other records reflecting the results of operation of the Facility on an accrual basis, all in accordance with the Uniform System and GAAP and the obligations of Lessee under this Lease. Lessee agrees that bad-debt expenses will be recorded in a manner which is consistent with the past practice of the current operator of the Facility for bad debt writeoffs. The books of account and all other records relating to or reflecting the operation of the Facility (whether maintained by Lessee or Manager) shall be kept either at the Facility or at Suite 800, Atlanta Financial Tower, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention:
Mitesh Shah, and shall be available to Lessor and its representatives and its auditors or accountants, at all reasonable times for examination, audit, inspection, and transcription, upon reasonable advance written notice thereof to Lessee. All of such books and records pertaining to the Facility (whether maintained by Lessee or Manager) including, without limitation, books of account, guest records and front office records, at all times shall be the property of Lessor and shall not be removed from the Facility or Lessee's offices without Lessor's prior written approval. Lessee shall be entitled to make copies of any or all such books and records for its own files. Lessee's obligations under this Section 3.7 shall survive termination of this Lease for any reason.

     3.8.  Changes in Operations.
           ---------------------

          Without Lessor's prior written consent, which shall not be unreasonably withheld, Lessee shall not (i) provide food and/or beverage operations at the Facility if not presently provided, (ii) discontinue any food and/or beverage operations which are presently provided, or (iii) convert a subtenant, licensee or concessionaire to an operating department of the Facility or vice-versa.

                                   ARTICLE 4
                                   ---------

     4.1. Payment of Impositions.
          ----------------------

          Lessor shall pay, or cause to be paid, all Real Estate Taxes and Personal Property Taxes on the Facility during the Term before any fine, penalty, interest or costs may be added for non-payment, such payments to be made directly to the taxing authorities where feasible. Subject to Article 12 relating to permitted contests, Lessee will pay, or cause to be paid, all Impositions (other than Real Estate Taxes and Personal Property Taxes) before any fine, penalty, interest or cost may be added for nonpayment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and in such event, shall pay such installments (subject to Lessee's right of contest pursuant to the provisions of Article 12) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. If an Imposition becomes fixed during the Term hereof and the Lessee elects to pay such Imposition in installments that continue after the Term hereof, the Lessee's obligation to pay such installments shall survive the termination of this Lease. Lessor, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Lessor's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes, and taxes on its capital stock, and Lessee, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. Lessee shall submit copies of Real Estate Taxes and Personal Property Tax invoices to Lessor promptly upon Lessee's receipt of such invoices. If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee. Any refund for Real Estate Taxes and Personal Property Taxes shall be promptly remitted to Lessor. Lessor and Lessee shall, upon request of the other, cooperate with the other party and otherwise provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property classified as personal property. Lessor may, upon notice to Lessee, at Lessor's option and at Lessor's sole expense, protest, appeal, or institute such other proceedings (in its or Lessee's name) as Lessor may deem appropriate to effect a reduction of real estate assessments, and Lessee, at Lessor's expense as aforesaid, shall fully cooperate with Lessor in such protest, appeal, or other action. Lessor hereby agrees to indemnify, defend, and hold harmless Lessee from and against any claims, obligations, liabilities and expenses against or incurred by Lessee in connection with such cooperation. Lessor, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Lessee, shall control any such activity, which shall then proceed at Lessor's sole expense. Upon such notice, Lessee, at Lessor's expense, shall cooperate fully with such activities. To the extent received by it, Lessee shall use best efforts to furnish Lessor with copies of all assessment notices for Real Estate Taxes in sufficient time for Lessor to file any protest with respect to such tax.



     4.2. Notice of Impositions.
          ---------------------

          Lessor shall give prompt Notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, provided that Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions, but if Lessee did not otherwise have knowledge of such Imposition sufficient to permit it to pay same, such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice of any Imposition which it is obligated to pay during the first taxing period applicable thereto.

     4.3. Adjustment of Impositions.
          -------------------------

          Impositions payable by Lessee which are imposed in respect of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof after termination shall survive such termination.

     4.4. Utility Charges.
          ---------------

          Lessee will be solely responsible for obtaining and maintaining utility services to the Leased Property and will pay or cause to be paid all charges for electricity, gas, oil, water, sewer and other utilities used in the Leased Property during the Term.

                                   ARTICLE 5
                                   ---------

     5.1. No Termination, Abatement, etc.
          ------------------------------

          Except as otherwise specifically provided in this Lease, Lessee, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or setoff against the Rent, nor shall the obligations of Lessee be otherwise affected by reason of
(a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof,
(b) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (c) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. The obligations of Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

                                   ARTICLE 6
                                   ---------

     6.1. Ownership of the Leased Property.
          --------------------------------

          Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

     6.2. Lessee's Personal Property.
          --------------------------

          At all times during the Term, Lessee shall maintain Inventory consistent with the amount of inventory which is customarily maintained in a hotel of the type and character of the Facility and is otherwise required to operate the Leased Property in the manner contemplated by this Lease and in compliance with the Franchise Agreement and all Legal Requirements. All Inventory acquired subsequent to the date hereof shall be the property of Lessee. Lessee may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of personal property (including Inventory) owned by Lessee (collectively, the "Lessee's Personal Property"). Lessee may, subject to the following sentence of this Section 6.2, remove any of Lessee's Personal Property at any time during the Term or upon the expiration or any prior termination of the Term. All of Lessee's Personal Property not removed by Lessee within 30 days following the expiration or earlier termination of the Term shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving Notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor. Lessee will, at its expense, restore the Leased Property to the condition required by Section 9.1(d), including repair of all damage to the Leased Property caused by the removal of Lessee's Personal Property, whether effected by Lessee or Lessor.

                                   ARTICLE 7
                                   ---------

     7.1. Condition of the Leased Property.
          --------------------------------

          Lessee acknowledges receipt and delivery of possession of the Leased Property. Lessee has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "as is", "with all faults", and in its present condition. Except as otherwise specifically provided herein, Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE

MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT. Lessee shall have the right to proceed against any predecessor in title for breaches of warranties or representations or for latent defects in the Leased Property, and Lessor shall, if requested by Lessee, assign any such right to Lessee (other than claims against Affiliates of Lessee). If either party determines to exercise such right, the other party shall fully cooperate in the prosecution of any such claim, in Lessor's or Lessee's name, all at the cost and expense of the prosecuting party, who hereby agrees to indemnify, defend and hold harmless the other party from and against any claims, obligations, liabilities and expenses against or incurred by such other party in connection with such cooperation, and who further agrees to apply all amounts realized from the prosecution of such claim, less its expenses in connection therewith, to remedy such breach or cure such defect.

     7.2. Use of the Leased Property.
          --------------------------

          (a) Lessee covenants that it will proceed with all due diligence and will exercise its best efforts to obtain and to maintain all approvals needed to use and operate the Leased Property and the Facility under applicable local, state and federal law.

          (b) Lessee shall use or cause to be used the Leased Property only as a hotel facility, and for such other uses as may be necessary or incidental to such use, or such other use as otherwise approved by Lessor (the "Primary Intended Use"). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor. No use other than the Primary Intended Use shall be made or permitted to be made of the Leased Property, and no acts shall be intentionally done which will cause the cancellation or increase the premium of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Lessor is available and Lessee pays any premium increase), nor shall Lessee sell or permit to be kept, used or sold in or about the Leased Property any article which Lessee knows is prohibited by law or fire underwriter's regulations. Lessee shall use reasonable efforts to comply with all of the requirements pertaining to the Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Lessee's Personal Property, which compliance shall be performed at Lessee's sole cost.

          (c) Subject to the provisions of Articles 14 and 15, Lessee covenants and agrees that during the Term it will either directly or through an approved Manager use reasonable efforts to (1) operate continuously the Leased Property as a hotel facility, (2) keep in full force and effect and comply in all material respects with all the provisions of the Franchise Agreement, (3) not terminate or amend in any material respect the Franchise Agreement without the consent of Lessor, which consent may not be unreasonably withheld, conditioned or delayed, (4) maintain appropriate certifications and licenses for such use and (5) keep Lessor advised of the status of any material litigation affecting the Leased Property.

          (d) Lessee shall not commit or suffer to be committed any material waste on the Leased Property, or in the Facility, nor shall Lessee cause or permit any material nuisance thereon.

          (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as
(1) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

          (f) Lessee shall use reasonable efforts to comply with all of the Lessor's material covenants, in any loan agreement or other financing arrangement, applicable to this Lease or the operation of the Leased Property of which Lessee has knowledge. Notwithstanding the foregoing, Lessee shall not be obligated to comply with Lessor's covenants in any loan agreements which (A) (i) are not customary, (ii) are not otherwise contemplated by this Lease Agreement or any agreement or instrument executed by Lessee in connection herewith for the benefit of Lessor, and (iii)(x) materially and adversely affect the operations at the Facility or (y) materially increase Lessee's costs of doing business or decrease revenues, unless in cases where Subsection (iii)(y) is relied upon by Lessee the additional cost thereof is borne by Lessor, or (B) obligate Lessee to guarantee repayment of any debt of Lessor, or (C) require any indemnification undertakings other than customary undertakings with respect to servicing agents or similar administrative agents which administer escrow accounts into which Lessee may deposit Rent payments as required by Lessor's lenders or other servicing agents. Lessor will provide Lessee with not less than 15, and will attempt in good faith to provide not less than 30, days prior written notice of the terms of such covenants, and if Lessee is relying upon Subsection (iii)(y), Lessee shall within thirty (30) days of receipt of such notice, notify Lessor in writing of any anticipated material additional costs which Lessee may incur. Lessor shall then notify Lessee in writing whether it agrees to pay or reimburse Lessee for the material additional cost thereof as incurred by Lessee, and Lessee's receipt of such notice shall be a condition precedent to Lessee's obligation to comply with such covenants. Lessor shall have the right to dispute Lessee's reliance on Subsections (A)-(C) or Lessee's estimates of additional costs pursuant to Subsection (A)(iii)(y), and either party may submit any such disputes to arbitration under the provisions of Section 40.2.

                                   ARTICLE 8
                                   ---------

     8.1. Compliance with Legal and Insurance Requirements, etc.
          -----------------------------------------------------

          Subject to Sections 8.2, 8.3(b) and Article 12 relating to permitted contests, Lessee will promptly use commercially reasonable efforts to (a) comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, and (b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof. To the extent that it is necessary to make a Capital Expenditure to comply with applicable Legal Requirements in excess of any sums then available in the Capital Expenditures Allowance, then Lessor shall promptly fund all such sums as are required therefor.

     8.2. Legal Requirement Covenants.
          ---------------------------

          (a) Subject to Section 8.3(b) below, Lessee covenants and agrees to use commercially reasonable efforts to prohibit use of the Leased Property and Lessee's Personal Property by anyone for any unlawful purpose, and that Lessee shall use all commercially reasonable efforts not to permit or suffer to exist any unlawful use of the Leased Property by others. Lessee shall use best efforts to acquire and maintain all licenses, certifications, permits and other authorizations and approvals required to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all Legal Requirements, the failure to conform with which would have a material adverse effect upon the Leased Property, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Lessee shall cause all its sub-tenants, invitees or others to so comply with all Legal Requirements).

          (b) As between Lessor and Lessee, Lessee is solely responsible for all liabilities or obligations of any kind with respect to employees at the Leased Property during the Term. Without limiting the generality of the foregoing sentence, Lessee is, subject to the provisions of Section 36.1(e) hereof, solely responsible for any required compliance with the Worker Adjustment, Retraining and Notification Act of 1988 (WARN) or any similar state law applicable to the Leased Property; any required compliance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA); and all alleged and actual obligations and claims arising from or relating to any employment agreement, collective bargaining agreement or employee benefit plans, any grievances, arbitrations, or unfair labor practice charges, and relating to compliance with any applicable state or federal labor employment law, including but not limited to all laws pertaining to discrimination, workers' compensation, unemployment compensation, occupational safety and health, unfair labor practices, family and medical leave, and wages, hours or employee benefits. Lessee agrees to indemnify and defend and hold harmless Lessor from and against any claims relating to any of the foregoing matters, excluding any such claims which arise out of the actions of Lessor. Lessee further agrees to reimburse Lessor for any and all losses, damages, costs, expenses, liabilities and obligations of any kind, including without limitation reasonable attorney's fees and other legal costs and expenses, incurred by Lessor in connection with any of the foregoing matters, excluding any such claims which arise out of the actions of Lessor.

     8.3. Environmental Covenants.
          -----------------------

          Lessor and Lessee (in addition to, and not in diminution of, Lessee's covenants and undertakings in Sections 8.1 and 8.2 hereof) covenant and agree as follows:

          (a) At all times hereafter until Lessee completely vacates the Leased Property and surrenders possession of the same to Lessor, Lessee shall use reasonable efforts to comply with all Environmental Laws applicable to the Leased Property and the operations thereon, except to the extent that such compliance would require the remediation of Environmental Liabilities for which Lessee has no indemnity obligations under Section 8.3(b). Lessee agrees to give Lessor prompt written notice of (1) all Environmental Liabilities; (2) all pending, threatened or anticipated Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of the Leased Property; and (3) all Releases at, on, in, under or in any way affecting the Leased Property, or any Release known by Lessee at, on, in or under any property adjacent to the Leased Property; in each case as to which it has actual knowledge.

          (b) Lessee hereby agrees to defend, indemnify and save harmless any and all Lessor Indemnified Parties from and against any and all Environmental Liabilities except to the extent that the same (i) are caused by the intentionally wrongful acts or negligent failures to act of Lessor, or (ii) result from Releases or other violations of Environmental Laws originating on adjacent property but affecting the Leased Property (a "Migration"), or (iii) result from the actions or inactions of any party other than Lessee, including, without limitation, Lessor, or any Predecessor or any other third party whomsoever, provided that such exclusions shall not apply to the extent that the Migration has been exacerbated by Lessee's act or negligent failure to act.

          (c) Lessor hereby agrees to defend, indemnify and save harmless any and all Lessee Indemnified Parties from and against any and all Environmental Liabilities to the extent that the same were caused by the intentionally wrongful acts or grossly negligent failures to act of Lessor.

          (d) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification under either Section 8.3(b) or (c), the Indemnifying Party, upon request, shall at its sole expense resist and defend such Proceeding, or cause the same to be resisted and defended by counsel designated by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless a conflict of interest prevents representation of such Indemnified Party by the counsel selected by the Indemnifying Party and such separate counsel has been approved by the Indemnifying Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, nonappealable judgment for an adversary party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgment.

          (e) At any time any Indemnified Party has reason to believe circumstances exist which could reasonably result in an Environmental Liability, upon reasonable prior written notice to the Lessee and the Lessor stating such Indemnified Party's basis for such belief, an Indemnified Party shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Manager and Lessee's or Manager's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or which is the subject of any Proceeding; provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with law and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnified Parties requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of the Leased Property as practicable.

          (f)  The indemnification rights and obligations provided for in this
Article 8 shall be in addition to any indemnification rights and obligations provided for elsewhere in this Lease, provided that in the event of a conflict between the provisions of this Section 8.3 and Article 20, the provisions of this Section 8.3 shall control.

          (g)  The indemnification rights and obligations provided for in this
Article 8 shall survive the termination of this Lease.

          For purposes of this Section 8.3, all amounts for which any Indemnified Party seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnified Party, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnified Party has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnified Party agrees to use its reasonable efforts to pursue, or assign to Lessee or Lessor, as the case may be, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnified Party.

                                   ARTICLE 9
                                   ---------

     9.1. Maintenance and Repair; Capital Expenditures.
          --------------------------------------------

          (a) Lessee will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto that are under Lessee's control, including windows and plate glass, parking lots, HVAC, mechanical, electrical and plumbing systems and equipment (including conduit and ductwork), and non-load bearing interior walls, in good order and repair, except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion thereof but subject to Lessor's obligation to fund or make necessary and appropriate repairs and replacements as provided in this Section 9.1), and, except as otherwise provided in Article 14 or Article 15. Lessee shall, with reasonable promptness and subject to Lessor's obligation to fund or make necessary and appropriate repairs and replacements as provided in this Section 9.1, make all necessary and appropriate repairs, replacements and improvements thereto of every kind and nature, whether interior or exterior, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise), or required by any governmental agency having jurisdiction over the Leased Property. Lessee, however, shall be permitted to prosecute claims against Lessor's predecessors in title for breach of any representation or warranty or for any latent defects in the Leased Property to be maintained by Lessee unless Lessor is already diligently pursuing such a claim. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work. Lessee will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use. Notwithstanding the foregoing, under no events or circumstances shall Lessee be obligated to expend more than the Capital Expenditure Allowance which shall be made available to it by Lessor for the purpose of Lessee's obligations for ordinary maintenance and repairs, and any such additional sums as may be necessary to make any of such ordinary maintenance and repairs shall be funded solely by Lessor.

          (b) Subject to Lessor's obligation to make available to the Lessee amounts for Capital Expenditures as set forth in Article 38, and to fund any additional sums as may be required to make such repairs, Lessee shall be required to make all repairs required in connection with (i) Emergency Situations, (ii) Legal Requirements, (iii) compliance with the Franchise Agreement, and (iv) other additions to the Leased Property made by Lessor pursuant to Section 10.3 hereof. Lessee shall have the right to make repairs at the expense of Lessor pursuant to this provision or pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. Lessee shall have the right to give, record and post, as appropriate, notices of non-responsibility under any mechanic's lien laws now or hereafter existing. Lessee's obligation with respect to Capital Expenditures and ordinary maintenance and repair under this Section 9.1 shall be limited to the Capital Expenditures Allowance, which Lessor shall make available to Lessee for these purposes during each Lease Year. Notwithstanding anything to the contrary, Lessee shall be solely responsible for any and all costs associated with improving the Property in order to comply with all requirements set forth by the Franchisor in its Property Improvement Plan, or other requirements, as of the date of this Lease. Lessor shall have no obligation to incur any costs associated with improving the Property to comply with the Franchisor's requirements as they exist as of the date of this Lease.

            (c) To the extent Lessee spends its own funds in fulfillment of its obligations under this Section 9.1, Lessor shall reimburse Lessee for any expenditures, first from the Capital Expenditures Allowance, and then from its own funds.

            (d) Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair in accordance with Section 9.1(a) above, as would a prudent owner of comparable property, during the entire Term) or damage by casualty or Condemnation (subject to the obligation of Lessee to restore or repair as set forth in this Lease.)

     9.2.   Encroachments, Restrictions, Etc.
            --------------------------------

          If any of the Leased Improvements, at any time, materially encroach upon any property, street or right of way adjacent to a Leased Property, or violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting a Leased Property, or any part thereof, or impair the rights of others under any easement or right of way to which said Leased Property is subject, then promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, violation or impairment, Lessee shall, at Lessor's expense, subject to its right to contest the existence of any encroachment, violation or impairment and, in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (b) make such changes in the Leased Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article 10. Lessee's obligations under this Section
9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance held by Lessor.

                                  ARTICLE 10
                                  ----------

     10.1.  Alterations.
            -----------

           After first obtaining the written approval of Lessor, which shall not be unreasonably withheld, Lessee shall have the right, but not the obligation, to make such additions, modifications or improvements to the Leased Property from time to time as Lessee deems desirable for its permitted uses and purposes, provided that such action will not alter the character or purposes of the Leased Property or detract from the value or operating efficiency thereof and will not impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease. All such work shall be performed in a first class manner in accordance with all applicable governmental rules and regulations and after receipt of all required permits and licenses. The cost of such additions, modifications or improvements to the Leased Property shall be paid by Lessee, and all such additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor.

     10.2.  Salvage.
            -------

           All materials which are scrapped or removed in connection with the making of repairs required by Articles 9 or 10 shall be or become the property of Lessor or Lessee depending on which party is paying for or providing the financing for such work.

     10.3.  Lessor Alterations.
            -------------------

           Lessor shall have the right, but not the obligation, to make such other additions to the Leased Property as it may reasonably deem appropriate during the Term, subject to the Lessee's approval which shall not be unreasonably withheld. All such work shall be done after reasonable notice to and coordination with Lessee, so as to minimize any disruptions or interference with the operation of the Facility, provided that such action will not alter the character or purpose of the Leased Property, or detract from the value or operating efficiency thereof, and will not impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease or to make payments of Rent and Additional Charges due hereunder.

                                  ARTICLE 11
                                  ----------

     11.1.  Liens.
            -----

           Subject to the provision of Article 12 relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property resulting from the action or inaction of Lessee, or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (a) this Lease, (b) the matters, if any, included as exceptions or insured against in the title policy insuring Lessor's interest in the Leased Property,(c) restrictions, liens and other encumbrances which are consented to in writing by Lessor, (d) liens for those taxes which Lessee is not required to pay hereunder, (e) subleases permitted by Article 21 hereof, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet delinquent or (2) such liens are in the process of being contested as permitted by Article 12, (g) liens of mechanics, laborers, suppliers or vendors for sums either disputed or not yet due provided that any such liens for disputed sums are in the process of being contested as permitted by Article 12 hereof, and (h) any liens which are the responsibility of Lessor pursuant to the provisions of Article 32 of this Lease.

                                  ARTICLE 12
                                  ----------

     12.1.  Permitted Contests.
            ------------------

          Lessee shall have the right to contest the amount or validity of any Imposition to be paid by Lessee or any Legal Requirement or any lien, attachment, levy, encumbrance, charge or claim (any such Imposition, Legal Requirement, lien, attachment, levy, encumbrance, charge or claim herein referred to as "Claims") not otherwise permitted by Article 11, by appropriate legal proceedings in good faith and with due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this Article provided), on condition, however, that such legal proceedings shall not operate to relieve Lessee from its obligations hereunder and shall not cause the sale or risk the loss of any portion of the Leased Property, or any part thereof, or cause Lessor or Lessee to be in default under any mortgage, deed of trust, security deed or other agreement encumbering the Leased Property or any interest therein. Upon the request of Lessor, Lessee shall either (a) provide a bond or other assurance reasonably satisfactory to Lessor that all Claims which may be assessed against the Leased Property together with interest and penalties, if any, thereon and legal fees anticipated to be incurred in connection therewith will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company as trustee upon terms reasonably satisfactory to Lessor, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties thereon and legal fees anticipated to be incurred in connection therewith, as to all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any lender of Lessor with reasonable evidence of such deposit within five days of the same. Lessor agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Lessee; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. In the event that Lessee fails to pay any Claims when due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon ten days advance Notice to Lessee, pay such charges together with any interest and penalties and the same shall be repayable by Lessee to Lessor as Additional Charges at the next Payment Date provided for in this Lease. Provided, however, that should Lessor reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Lessor, then Lessor shall only give such Notice as is practical under the circumstances. Lessor reserves the right to contest any of the Claims at its expense not pursued by Lessee. Lessor and Lessee agree to cooperate in coordinating the contest of any Claims.

                                  ARTICLE 13
                                  ----------

     13.1.  General Insurance Requirements.
            ------------------------------


          (a) Coverages.  During the Term of this Lease, the Leased Property
              ---------
shall at all times be insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to issue insurance in the State. The policies must name the Lessor as an additional named insured, and the Manager shall also be named as an additional insured under the coverages described in Sections 13.1(a) (iv) through (x). Losses shall be payable to Lessor or Lessee as provided in this Lease. Any loss adjustment for coverages insuring both parties shall require the written consent of Lessor and Lessee, each acting reasonably and in good faith. Evidence of insurance shall be deposited with Lessor. The policies on the Leased Property, including the Leased Improvements, Fixtures and Lessee's Personal Property, shall satisfy the requirements of the Franchise Agreement and of any ground lease, mortgage, security agreement or other financing lien affecting the Leased Property and at a minimum shall include:

               (i) Building insurance on the "Special Form" (formerly "All Risk" form) (including earthquake and flood in reasonable amounts if and as determined by Lessor, in the exercise of its reasonable discretion, or Lessor's underwriters or lenders) in an amount not less than 100% of the then full replacement cost thereof (as defined in Section 13.2) or such other amount which is acceptable to Lessor, and personal property insurance on the "Special Form" in the full amount of the replacement cost thereof;

               (ii) Insurance for loss or damage (direct and indirect) from steam boilers, pressure vessels or similar apparatus, air conditioning systems, piping and machinery, and sprinklers, if any, now or hereafter installed in the Facility, in the minimum amount of $5,000,000 or in such greater amounts as are then customary or as may be reasonably requested by Lessor or Franchisor from time to time;

               (iii) Loss of income insurance on the "Special Form", in the amount of 18 months of the sum of Base Rent plus Percentage Rent (based on the last Lease Year of operation or, to the extent the Leased Property has not been operated for an entire 18-month Lease Year, based on prorated Percentage Rent) for the benefit of Lessor, and business interruption insurance on the "Special Form" in the amount of 18 months of gross profit, for the benefit of Lessee;

               (iv) Commercial general liability insurance, with amounts not less than $1,000,000 combined single limit for each occurrence and $2,000,000 for the aggregate of all occurrences within each policy year, as well as excess liability (umbrella) insurance with limits of at least $25,000,000 per occurrence, covering each of the following: bodily injury, death, or property damage liability per occurrence, personal and advertising injury, general aggregate, products and completed operations, with respect to Lessor, and "all risk legal liability" (including liquor law or "dram shop" liability, if liquor or alcoholic beverages are served on the Leased Property) with respect to Lessor and Lessee;

               (v) Fidelity bonds or blanket crime policies with limits and deductibles as may be reasonably determined by Lessor, covering Lessee's and/or Manager's employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law;

               (vi) Workers' compensation insurance to the extent necessary to protect Lessor, Lessee and the Leased Property against Lessee's and/or Manager's workman's compensation claims to the extent required by applicable state laws;

               (vii) Comprehensive form vehicle liability insurance for owned, non-owned, and hired vehicles, in the amount of $1,000,000;

               (viii) Innkeeper's legal liability insurance covering property of guests while on the Leased Property for which Lessor is legally responsible with a limit of not less than $2,000 per guest and $50,000 in any one occurrence or $25,000 annual aggregate;

               (ix) Safe deposit box legal liability insurance covering property of guests while in a safe deposit box on the Leased Property for which Lessor is legally responsible with a limit of not less than $50,000 in any one occurrence; and

               (x) Insurance covering such other hazards (such as plate glass or other common risks) and in such amounts as may be (A) required by a Holder, or (B) customary for comparable properties in the area of the Leased Property and is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State at rates which are economically practicable in relation to the risks covered as may be reasonably determined by Lessor.

          (b) Responsibility for Insurance.  Lessor shall obtain the insurance
              ----------------------------
and pay the premiums for the coverages described in Section 13.1(a)(i) - (iii) above (excluding the business interruption insurance for the benefit of the Lessee in Section 13.1(a)(iii)). Lessee shall obtain the insurance and pay the premiums for the coverages described in Section 13.1(a)(iii) - (x) above (excluding the loss of income insurance for the benefit of the Lessor in Section 13.1(a)(iii)). Both the Lessor and the Lessee shall also be responsible for any and all deductibles in connection with the coverages for which they pay the premiums. In the event that Lessor can obtain comparable insurance coverage required to be carried by Lessee from comparable insurers and at a cost significantly less than that at which Lessee can obtain such coverage, the parties shall cooperate in good faith to obtain such coverage at the lower cost and the Lessee shall pay the premiums therefor.

     13.2.  Replacement Cost.
            -----------------

          The term "full replacement cost" as used herein shall mean the actual replacement cost of the Leased Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either party believes that full replacement cost has increased or decreased at any time during the Term, it shall have the right to have such full replacement cost redetermined.

     13.3.  (Intentionally omitted)
             ---------------------

     13.4.  Waiver of Subrogation.
            ---------------------

          All insurance policies covering the Leased Property, the Fixtures, the Facility or Lessee's Personal Property, including, without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. Each party agrees to seek recovery from any applicable insurance coverage prior to seeking recovery against the other party.

     13.5.  Form Satisfactory, Etc.
            ----------------------

          All of the policies of insurance referred to in this Article 13 that are the responsibility of the Lessee shall be written in a form, with deductibles and by insurance companies satisfactory to Lessor and shall satisfy the requirements of any ground lease, mortgage, security agreement or other financing lien on the Leased Property and of the Franchise Agreement. The Lessee shall pay all of the premiums therefor, and deliver copies of such policies or certificates thereof to the Lessor prior to their effective date (and, with respect to any renewal policy, 30 days prior to the expiration of the existing policy), and in the event of the failure of the Lessee either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to the Lessor at the times required, the Lessor shall be entitled, but shall have no obligation, after 10 days' Notice to Lessee (or after less than 10 days' Notice if required to prevent the expiration of any existing policy), to effect such insurance and pay the premiums therefor, and to be reimbursed by Lessee for any such premiums upon written demand therefor. Each insurer mentioned in this Article 13 shall agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to the Lessor that it will give to Lessor 7 days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

     All the policies of insurance referred to in this Article 13 that are the responsibility of the Lessor shall be written in form, with deductibles and by insurance companies satisfactory to Lessee and shall satisfy the requirements of any ground lease, mortgage, security agreement or other financing lien on the Leased Property and of the Franchise Agreement. The Lessor shall pay all of the premiums therefor, and deliver copies of such policies or certificates thereof to the Lessee prior to their effective date (and, with respect to any renewal policy, 30 days prior to the expiration of the existing policy), and in the event of the failure of the Lessor either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to the Lessee at the times required, the Lessee shall be entitled, but shall have no obligation, after 10 days' Notice to Lessor (or after less than 10 days' Notice if required to prevent the expiration of any existing policy), to effect such insurance and pay the premiums therefor, and to be reimbursed by Lessor for any such premiums upon written demand therefor.
Each insurer mentioned in this Article 13 shall agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to the Lessee that it will give to Lessee 7 days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

     13.6.  Increase in Limits.
            ------------------

          If either Lessor or Lessee at any time deems the limits of the personal injury or property damage under the comprehensive public liability insurance then carried to be either excessive or insufficient, Lessor and Lessee shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties fail to agree on such limits, the matter shall be referred to arbitration as provided for in Section 40.2.

     13.7.  Blanket Policy.
            --------------

          Notwithstanding anything to the contrary contained in this Article 13, Lessee may bring the insurance provided for herein within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded to Lessor and Lessee will not be
--------  -------
reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article 13 are otherwise satisfied.

     13.8.  Separate Insurance.
            ------------------

          Neither Lessor nor Lessee shall on its own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor, are included therein as additional insureds, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Each party shall immediately notify the other party that it has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.

     13.9.  Reports On Insurance Claims.
            ---------------------------

          Lessee shall promptly investigate and make a complete and timely written report to the appropriate insurance company as to all accidents, all claims for damage relating to the ownership, operation, and maintenance of the Facility, and any damage or destruction to the Facility and the estimated cost of repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy involved, and a copy of all such reports shall be furnished to Lessor. Lessee shall be authorized to adjust, settle or compromise any insurable loss, or to execute proofs of such losses, in the aggregate, of $50,000 or less, with respect to any single casualty or other event.

                                  ARTICLE 14
                                  ----------

     14.1.  Insurance Proceeds.
            ------------------

          Subject to the provision of Section 13.9, all proceeds of the insurance contemplated by Sections 13.1(a) (i) and (ii) payable by reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by Article 13 of this Lease shall be paid to Lessor and held in trust in an interest bearing account and made available, if applicable, for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property or any portion thereof, and, if applicable, shall be paid out by Lessor from time to time for the reasonable costs of such reconstruction or repair upon satisfaction of reasonable terms and conditions specified by Lessor. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be paid to Lessor. If neither Lessor nor Lessee is required or elects to repair and restore, and the Lease is terminated as described in Section 14.2, all such insurance proceeds shall be retained by Lessor except for any amount thereof paid with respect to Lessee's Personal Property. All salvage resulting from any risk covered by insurance shall belong to Lessor, except to the extent of salvage relating to Lessee's Personal Property.

     14.2.  Reconstruction in the Event of Damage or Destruction Covered by
            ---------------------------------------------------------------
            Insurance.
            ---------

          (a) If during the Term the Leased Property is totally or partially destroyed by a risk covered by the insurance described in Article 13 and the Facility thereby is rendered Unsuitable for its Primary Intended Use, the Lease shall terminate as of the date of the casualty and neither Lessor nor Lessee shall have any further liability hereunder except for any liabilities which have arisen prior to or which survive such termination, and Lessor shall be entitled to retain all insurance proceeds contemplated by Section 13.1(a)(i) and (ii) except for any amount thereof paid with respect to Lessee's Personal Property.

          (b) If during the Term the Leased Property is partially destroyed by a risk covered by the insurance described in Article 13, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessor or, at the election of Lessor, Lessee shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease. In the event that Lessor elects to have Lessee restore the Facility, then Lessor shall pay to Lessee a construction fee equal to four percent (4%) of the total hard cost construction budget for such restoration as compensation for such services, which fee shall be payable to Lessee at such time as the Facility is reopened to the public. In the event that such fee is not paid to Lessee at that time, then Lessee shall have the right to setoff such fee from the next installment(s) of Rent due under this Lease, and subsequent installments, if necessary, until such fee is paid in full. Such damage or destruction shall not terminate this Lease. If Lessee restores the Facility, the insurance proceeds shall be paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of terms and conditions specified by Lessor, and any excess proceeds remaining after such restoration shall be paid to Lessor except for any amount thereof paid with respect to Lessee's Personal Property.

          (c) If the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required under Article 13, Lessor shall agree to contribute any excess amounts needed to restore the Facility prior to requiring Lessee to commence such work. Such difference shall be made available by Lessor, together with any other insurance proceeds, for application to the cost of repair and restoration in accordance with the provisions of
Section 14.2(b).

     14.3.  Reconstruction in the Event of Damage or Destruction Not Covered by
            -------------------------------------------------------------------
            Insurance or When Holder Will Not Release Insurance Proceeds.
            ------------------------------------------------------------

          If during the Term the Facility is totally or materially damaged or destroyed by a risk not covered by the insurance described in Article 13, or, notwithstanding the provisions of Section 14.2(b), if the Holder will not make the proceeds of such insurance available to Lessor for restoration of the Facility, whether or not in either event such damage or destruction renders the Facility Unsuitable for its Primary Intended Use, Lessor, at its option, shall either, (a) at Lessor's sole cost and expense, restore the Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease, or
(b) terminate the Lease and neither Lessor nor Lessee shall have any further liability thereunder except for any liabilities which have arisen or occurred prior to such termination and those which expressly survive termination of this Lease. If such damage or destruction is determined by Lessor not to be material, Lessor may, at Lessor's sole cost and expense, restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, and such damage or destruction shall not terminate the Lease.

     14.4.  Lessee's Property and Business Interruption Insurance.
            -----------------------------------------------------

          All insurance proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property and the business interruption insurance maintained for the benefit of Lessee shall be paid to Lessee; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Lessor hereunder.

     14.5.  Abatement of Rent.
            -----------------

          Any damage or destruction due to casualty notwithstanding, and provided the Lease has not otherwise been terminated, this Lease shall remain in full force and effect and Lessee's obligation to pay Rent required by this Lease shall remain unabated by any damage or destruction which does not result in a reduction of Gross Revenues. If and to the extent that any damage or destruction results in a reduction of Gross Revenues which would otherwise be realizable from the operation of the Facility, the Base Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable rooms, the amount of square footage, or the revenues affected by such damage or casualty. If Lessor and Lessee are unable to agree upon the amount of such abatement within thirty (30) days after such damage or casualty, the matter shall be submitted to arbitration as provided for in Section 40.2 hereof.

                                  ARTICLE 15
                                  ----------

     15.1.  Definition.
            ----------

          (a) "Condemnation" means a Taking resulting from (1) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (b) "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

          (c) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

          (d) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

     15.2.  Parties' Rights and Obligations.
            -------------------------------

          If during the Term there is any Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Lessor and Lessee shall be determined by this Article 15.

     15.3.  Total Taking.
            ------------

          If title to the fee of the whole of the Leased Property is condemned by any Condemnor, this Lease shall cease and terminate as of the Date of Taking by the Condemnor. If title to the fee of less than the whole of the Leased Property is so taken or condemned, which nevertheless renders the Leased Property Unsuitable for its Primary Intended Use or Uneconomic for its Primary Intended Use, then either Lessee or Lessor shall have the option, by notice to the other, at any time prior to the Date of Taking, to terminate this Lease as of the Date of Taking. Upon such date, if such Notice has been given, this Lease shall thereupon cease and terminate. All Base Rent, Percentage Rent and Additional Charges paid or payable by Lessee hereunder shall be apportioned as of the Date of Taking, and Lessee shall promptly pay Lessor such amounts.

     15.4.  Allocation of Award.
            -------------------

          The total Award made with respect to the Leased Property or for loss of rent, or for Lessor's loss of business beyond the Term, shall be solely the property of and payable to Lessor. Any Award made for loss of Lessee's business during the remaining Term, if any, or for the taking of Lessee's Personal Property, or for removal and relocation expenses of Lessee in any such proceedings shall be the sole property of and payable to Lessee. In any Condemnation proceedings Lessor and Lessee shall each seek its Award in conformity herewith, at its respective expense; provided, however, neither Lessor nor Lessee shall initiate, prosecute or acquiesce in any proceedings that may result in a diminution of any Award payable to the other; and further provided that in the event the value of the Award received by Lessor is less than the fair market value of the Leased Property, Lessor shall not be entitled to any such deficiency from the Award Lessee shall have received.

     15.5.  Partial Taking.
            --------------

          (a) If title to less than the whole of the Leased Property is condemned, and the Leased Property is not Unsuitable for its Primary Intended Use or Uneconomic for its Primary Intended Use, or if Lessor is entitled but elects not to terminate this Lease as provided in Section 15.3, then Lessor or, at Lessor's election, Lessee shall, with all reasonable dispatch and to the extent that the Holder permits the application of the Award therefor and the Award is sufficient therefor, restore the untaken portion of any Leased Improvements so that such Leased Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to the Condemnation. In the event that Lessor elects to have Lessee restore the Facility, then Lessor shall pay to Lessee a construction fee equal to four percent (4%) of the total hard cost construction budget for such restoration as compensation for such services, which fee shall be payable to Lessee at such time as the Facility is reopened to the public. In the event that such fee is not paid to Lessee at that time, then Lessee shall have the right to setoff such fee from the next installment(s) of Rent due under this Lease, and subsequent installments, if necessary, until such fee is paid in full. Lessor and Lessee shall each contribute to the cost of restoration that part of its Award specifically allocated to such restoration, if any, together with severance and other damages awarded for the taken Leased Improvements; provided, however, that the amount of such contribution shall not exceed such cost.

          (b) In the event of a partial Taking as described in Section 15.5(a), which does not result in a termination of this Lease by Lessor, the Base Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable rooms, the amount of square footage, or the revenues affected by such partial Taking. If Lessor and Lessee are unable to agree upon the amount of such abatement within 30 days after such partial Taking, the matter shall be submitted to Arbitration as provided for in Section
40.2 hereof.

     15.6.  Temporary Taking.
            ----------------

          If the whole or any part of the Leased Property or of Lessee's interest under this Lease is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate by reason thereof, and Lessee shall continue to pay, in the manner and at the times herein specified, the full amounts of Base Rent and Additional Charges, but only to the extent of the Award made to Lessee for such Condemnation allocable to the Term. In addition, to the extent of the remaining balance, if any, of the Award made for such Condemnation allocable to the Term (after payment of Base Rent and Additional Charges), Lessee shall pay Percentage Rent at a rate equal to the average Percentage Rent during the last three preceding full Lease Years (or if three full Lease Years shall not have elapsed, the average during the preceding full Lease Years). Except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the Condemnor, Lessee shall continue to perform and observe all of the other terms, covenants, conditions and obligations hereof on the part of the Lessee to be performed and observed, as though such Condemnation had not occurred. In the event of any Condemnation as in this Section 15.6 described, the entire amount of any Award made for such Condemnation allocable to the Term of this Lease, whether paid by way of damages, rent or otherwise, shall be paid to Lessee. Lessee covenants that upon the termination of any such period of temporary use or occupancy it will, to the extent that its Award is sufficient therefor and subject to Lessor's contribution as set forth below, restore the Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless such period of temporary use or occupancy extends beyond the expiration of the Term, in which case Lessee shall not be required to make such restoration. If restoration is required hereunder, Lessor shall contribute to the cost of such restoration that portion of its entire Award that is specifically allocated to such restoration in the judgment or order of the court, if any.

                                  ARTICLE 16
                                  ----------

     16.1.  Events of Default.
            -----------------

          Any one or more of the following events shall constitute an Event of Default hereunder:

          (a) if Lessee fails to make any payment of Base Rent or Percentage Rent or Additional Charges within ten days after receipt by Lessee of Notice from Lessor that the same has become due and payable, provided that Lessor shall not be required to give any such Notice more than four times in any Lease Year and that any fifth or subsequent failure by Lessee during such Lease Year to make any payment of Base Rent or Percentage Rent within ten (10) days of the date the same becomes due and payable shall constitute an immediate Event of Default; or

          (b) If Lessee fails to observe or perform any of its obligations under Sections 3.7, 4.1, 4.4, 7.2(a), (b) or (c), 8.3, 9.1, 10.1, 11.1, 13 or 18
of this Lease and any such failure is not cured by Lessee within a period of 30 days after receipt by the Lessee of Notice thereof from Lessor, unless such failure is curable but cannot with due diligence be cured within a period of 30 days, in which case it shall not be deemed an Event of Default if (i) Lessee, within such 30 day period, proceeds with due diligence to cure the failure and thereafter diligently completes the curing thereof within 120 days of Lessor's Notice to Lessee, which 120-day period shall cease to run during any period that a cure of such failure is prevented by an Unavoidable Delay and shall resume running upon the cessation of such Unavoidable Delay, and (ii) the failure does not result in a notice or declaration of default under any material contract or agreement to which Lessor or the Company is a party or by which any of their assets are bound; or

          (c) If Lessee or Manager shall (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its assets, (iv) be adjudicated insolvent or (v) take corporate action for the purpose of any of the foregoing; or if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by Lessee, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its assets, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Lessee, or if any petition for any such relief shall be filed against Lessee and such petition shall not be dismissed within 90 days; or

          (d) if Lessee or Manager is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, ceases to do business or permits the sale or divestiture of substantially all of its assets; or

          (e) if the estate or interest of Lessee in the Leased Property or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any Proceeding (for purposes of this Section 16.1(e), a Change of Control in Lessee shall constitute an assignment of this Lease); or

          (f) if, except as a result of and to the extent required by damage, destruction or Condemnation, Lessee ceases operations on the Leased Property for a period of 30 continuous days; or

          (g) if the Franchise Agreement with respect to the Facility on the Leased Property is terminated by the franchisor as a result of any action or failure to act by the Lessee or its agents, other than the failure to complete improvements required by the franchisor because the Lessor fails to pay the costs of such improvements or other than as a result of any other action or failure to act by Lessee caused by Lessor's failure to perform its obligations under this Lease and a new Franchise Agreement acceptable to Lessor cannot be obtained within 120 days after Lessor gives notice requesting Lessee to enter into a new Franchise Agreement; or

          (h)  if an Event of Default occurs under any of the Other Leases.

          If litigation or arbitration is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

     16.2.  Remedies.
            --------

     Upon the occurrence of an Event of Default, Lessor shall have the right, at Lessor's option, to elect to do one of the following without further notice or demand to Lessee: (a) terminate this Lease, in which event Lessee shall immediately surrender the Leased Property to Lessor, and, if Lessee fails to so surrender, Lessor shall have the right, without notice, but without causing a breach of the peace, to enter upon and take possession of the Leased Property and to expel or remove Lessee and its effects without being liable for prosecution or any claim for damages therefor; and Lessee shall, and hereby
agrees to indemnify Lessor for the following:   Lessor may recover from Lessee
all damages it may incur by reason of such breach, calculated as follows: (i) the cost of recovering the Premises, (ii) reasonable attorneys' fees and costs, and (iii) the difference between (A) the present value (discounted at the Discount Rate), as of the date of the occurrence of the Event of Default, of the Base Rent that would have become due and payable for the remainder of the term of this Lease, and (B) the present value (discounted at the Discount Rate), as of the date of the occurrence of the Event of Default, of the Base Rent for the remainder of the term of this Lease if the Base Rent were set at the "Prevailing Market Rate" (as herein defined); provided, however, the difference between
                                  --------  -------
(iii) (A) and (iii) (B) (hereinafter referred to as the "Compensation for Lost Base Rent") shall never be less than zero; provided, further, however, that
                                           --------  -------
payment by Lessee of the Compensation for Lost Base Rent shall not constitute a penalty for forfeiture, but shall constitute full liquidated damages due to Lessor as a result of the Base Rent payments Lessor will not receive during the remainder of the term of this Lease as a result of Lessee's default. Lessor and Lessee acknowledge that Lessor's actual damages in the event of a default by Lessee under this Lease will be difficult to ascertain, and that the liquidated damages provided above are reasonable liquidated damages and represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, as permitted by Section 13-6-7 of the Official Code of Georgia Annotated. The Compensation for Lost Base Rent shall be due and payable upon demand. If the Compensation for Lost Base Rent is not paid by Lessee to Lessor upon demand, the Compensation for Lost Bast Rent shall bear interest at the Default Rate until the unpaid Compensation for Lost Base Rent and all interest accrued thereon at the Default Rate of Interest has been paid in full. The "Prevailing Market Rate" of the Premises means the rate at which a lessor under no compulsion to lease the Premises and a lessee under no compulsion to lease the Premises would determine as rent for the remainder of the term of this Lease, as of the date of occurrence of the Event of Default, assuming that rent payments would begin immediately, and also taking into consideration the quality, size, design, and location of the Premises, as well as the cost to retrofit and/or renovate the Premises, and the rent for comparable buildings located in the vicinity of the Premises; or (b) enter upon and take possession of the Leased Property without terminating this Lease and without being liable to prosecution or any claim for damages therefor, and, if Lessor elects, relet the Leased Property on such terms as are then commercially reasonable under the circumstances, in which event Lessee shall pay to Lessor on demand the reasonable cost of repossessing the Leased Property and any deficiency between the Rent payable hereunder (including Percentage Rent as determined below) and the rent paid under such reletting; provided, however, that Lessee shall not be
                                    --------  -------
entitled to any
excess payments received by Lessor from such reletting (Lessor's failure to relet the Leased Property shall not release or affect Lessee's liability for Rent or for damages, provided, however, that in the event that
                                   --------  -------
Lessor fails to relet the Leased Property, then Lessee's damages shall be determined pursuant to Section 16.2(a) hereof. Notwithstanding anything herein to the contrary, Lessee shall not be liable to Lessor for consequential, punitive or exemplary damages.

          Percentage Rent for the purposes of this Section 16.2 shall be a sum equal to (i) the average of the annual amounts of the Percentage Rent for the three full Lease Years immediately preceding the Lease Year in which the termination, re-entry or repossession takes place, or (ii) if three full Lease Years shall not have elapsed, the average of the Percentage Rent during the preceding full Lease Years during which the Lease was in effect, or (iii) if one full Lease Year has not elapsed, the amount derived by annualizing the Percentage Rent from the effective date of this Lease.

          Under no circumstances shall Lessor seek recourse against any Affiliate of Lessee other than Noble Investments, LLC or Mitesh B. Shah under the terms of the Corporate Guaranty, as guaranteed by the Personal Guaranty.

     16.3.  Waiver.
            ------

          Each party waives, to the extent permitted by applicable law, any right to a trial by jury in any proceedings brought by either party to enforce the provisions of this Lease, including, without limitation, proceedings to enforce the remedies set forth in this Article 16.

     16.4.  Application of Funds.
            --------------------

          Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order that Lessor may determine or as may be prescribed by the laws of the State.

                                  ARTICLE 17
                                  ----------

     17.1.  Lessor's Right to Cure Lessee's Default.
            ---------------------------------------

          If Lessee fails to make any payment or to perform any act required to be made or performed under this Lease including, without limitation, Lessee's failure to comply with the terms of any Franchise Agreement, and fails to cure the same within the relevant time periods provided in Section 16.1, Lessor, without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter upon Notice to Lessee make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and, subject to Section 16.2, take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE 18
                                  ----------

     18.1.  Sublease Rent Limitation.
            ------------------------

          Anything contained in this Lease to the contrary notwithstanding, Lessee shall not sublet the Leased Property or enter into any similar arrangement on any basis such that the rental or other amounts to be paid by the sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of the sublessee, or (b)any other formula such that any portion of the Rent would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

     18.2.  Sublease Lessee Limitation.
            --------------------------

          Anything contained in this Lease to the contrary notwithstanding, Lessee shall not sublease the Leased Property to, or enter into any similar arrangement with, any Person in which the Company owns, directly or indirectly, a 10% or greater interest, within the meaning of Section 856(d) (2) (B) of the Code, or any similar or successor provisions thereto.

     18.3.  Lessee Ownership Limitation.
            ---------------------------

          Anything contained in this Lease to the contrary notwithstanding, neither party shall take, or permit to take, any action that would cause the Company to own, directly or indirectly, a 10% or greater interest in the Lessee within the meaning of Section 856(d) (2) (B) of the Code, or any similar or successor provision thereto.

     18.4.  Director, Officer and Employee Limitation.
            -----------------------------------------

          Anything contained in this Lease to the contrary notwithstanding, Lessor and Lessee shall cooperate to ensure that (i) no officers or employees of Lessor or the Company shall be officers or employees of, or own any ownership interest in, any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property, other than the Lessee and (ii) no officers or employees of any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property, other than the Lessee shall be officers or employees of Lessor or the Company. Furthermore, if a Person serves as both (a) a director or trustee of Lessor, the Company or any other Affiliate of Lessor and (b) a director and officer (or employee) of the any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property, other than the Lessee, that Person shall not receive any compensation (excluding reimbursement for expenses) for serving as a trustee of the Lessor, the Company or the other Affiliate of Lessor. Notwithstanding anything to the contrary stated in this paragraph, if Lessor or Lessee engage in any transactions with any affiliates or related parties, such transactions shall not constitute a breach of this section, provided that such transactions are made at arms-length pursuant to reasonable and ordinary financial and other terms as are present in the market at the time.

                                  ARTICLE 19
                                  ----------

     19.1.  Holding Over.
            ------------

          If Lessee for any reason remains in possession of the Leased Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month the aggregate of (a) one-twelfth of the aggregate Base Rent and Percentage Rent payable with respect to the last Lease Year of the Term, (b) all Additional Charges accruing during the applicable month and (c) all other sums, if any, payable by Lessee under this Lease with respect to the Leased Property. During such period, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenancies at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                  ARTICLE 20
                                  ----------

     20.1.  Indemnification.
            ---------------

          Subject to the last sentence of Section 13.4 and the limitations in
Section 16.2, Lessee will protect, indemnify, hold harmless and defend Lessor Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, but excluding those resulting from a Lessor Indemnified Party's own negligence, imposed upon or incurred by or asserted against Lessor Indemnified Parties by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair by Lessee or any of its agents, employees or invitees of the Leased Property or Lessee's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which a Lessor Indemnified Party is made a party or participant related to such use, misuse, non-use, condition, management, maintenance, or repair thereof by Lessee or any of its agents, employees or invitees, including any failure of Lessee or any of its agents, employees or invitees to perform any obligations under this Lease or imposed by applicable law (other than arising out of Condemnation proceedings), but excluding, however, any failure of Lessor or its agents, employees or invitees to perform any obligations under this Lease or imposed by applicable law, (c) any Impositions, other than any portion of Real Estate Taxes that the Lessor is obligated to pay under this Lease, (d) any failure on the part of Lessee to perform or comply with any of the material terms of this Lease, and (e) the nonperformance of any of the material terms and provisions of any and all existing and future subleases of the Leased Property to be performed by the landlord thereunder.

          Subject to the last sentence of Section 13.4, Lessor shall indemnify, save harmless and defend Lessee Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Lessee Indemnified Parties as a result of (a) the negligence or willful misconduct of Lessor arising in connection with this Lease or (b) any failure on the part of Lessor to perform or comply with any of the terms of this Lease.

          Any amounts that become payable by an Indemnifying Party under this Section shall be paid within ten days after liability therefor on the part of the Indemnifying Party is determined by litigation or otherwise, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Any such amounts shall be reduced by insurance proceeds received and any other recovery (net of costs) obtained by the Indemnified Party. An Indemnifying Party, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against the Indemnified Party. The Indemnified Party, at its expense, shall be entitled to participate in any such claim, action, or proceeding, and the Indemnifying Party may not compromise or otherwise dispose of the same without the consent of the Indemnified Party, which may not be unreasonably withheld. Further, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party for any settlement, compromise or disposition of any such claim, action or proceeding by the Indemnified Party without the consent of the Indemnifying Party. Nothing herein shall be construed as indemnifying a Lessor Indemnified Party against its own grossly negligent acts or omissions or willful misconduct.

          Lessee's or Lessor's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                                  ARTICLE 21
                                  ----------

     21.1.  Subletting and Assignment.
            -------------------------

          In addition to the provisions of Article 18 and Sections 21.2, 21.3 and any other express consents, conditions, limitations or other provisions set forth herein, Lessee shall not assign this Lease or hereafter sublease all or any part of the Leased Property without first obtaining the written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed. In the case of a permitted subletting, the sublessee shall comply with the provisions of Section 21.2 and 21.3, and in the case of a permitted assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be, and become, jointly and severally liable with Lessee for the performance thereof. In case of either an assignment or subletting made during the Term, Lessee shall be released from all liability and obligation under this Lease at the time of assignment or subletting. An original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance satisfactory to Lessor, shall be delivered promptly to Lessor.

     21.2.  Attornment.
            ----------

          Lessee shall insert in each future sublease permitted under Section
21.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

     21.3.  Management Agreement.
            --------------------

          If the Lessee decides to enter into a management or agency agreement relating to the management or operation of the Facility (collectively, the "Management Agreement"), Lessor shall have the right to approve the Management Agreement, any modifications to the Management Agreement affecting the fees, costs or expenses payable or collectible thereunder, and any other material modification to the Management Agreement. Lessor's approval shall not be unreasonably withheld. The Management Agreement shall provide, among other things, that upon termination of this Lease or termination of Lessee's right to possession of the Leased Property for any reason whatsoever, the Management Agreement may be terminated by Lessee without liability for any payment due or to become due to the manager of the Facility (the "Manager"), except for such damages against Lessor as may otherwise be provided for in Section 36.1. The Lessor does hereby approve the Management Agreement between the Lessee and ________________________, the Manager.

                                  ARTICLE 22
                                  ----------

     22.1.  Officer's Certificates; Financial Statements; Lessor's Estoppel
            ---------------------------------------------------------------
            Certificates and Covenants.
            ---------------------------

          (a) At any time and from time to time upon not less than 10 days Notice by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Lessee there is any existing default or Event of Default hereunder by Lessor or Lessee, and such other information as may be reasonably requested by Lessor. Any such certificate furnished pursuant to this Section may be relied upon by Lessor, any lender, any underwriter and any prospective purchaser of the Leased Property.

          (b) Lessee will furnish, at Lessee's cost and expense, the following statements and operating information to Lessor, each in a form satisfactory to
Lessor:

               (i) on or before the 30th day of each calendar quarter, a balance sheet, and detailed profit and loss and cash flow statements showing the financial position of the Facility as at the end of the preceding calendar quarter, the results of operation of the Facility for such preceding calendar quarter and the Lease Year-to-date and the average daily rate, occupancy and revenue-per-available room of the Facility in such preceding calendar quarter which statements or reports shall be unaudited;

               (ii) within five (5) days of Lessee's receipt thereof, any inspection reports received from the franchisor under the Franchise Agreement; and

               (iii) such other information as Lessor may reasonably request and that Lessee can provide without unreasonable expense.

                                  ARTICLE 23
                                  ----------

     23.1.  Regular Meetings; Lessor's Right to Inspect.
            -------------------------------------------

          (a) Lessee agrees that the regional manager, the general manager, the director of marketing/sales, and the chief engineer for the Facility will meet with Lessor and its representatives on a monthly basis at the Facility throughout each Lease Year in order to discuss all aspects of the management, maintenance and operation of the Facility. If agreed upon by Lessor and Lessee, such meetings may be held by conference call.

          (b) Lessee shall permit Lessor and its authorized representatives, which may include auditors, underwriters and rating agencies, as frequently as reasonably requested by Lessor to (i) inspect the Leased Property and Lessee's accounts and records pertaining thereto, including general accounting records, corporate records and agreements relating to the operations of the Leased Property and Lessee's financial condition, and make copies thereof, and (ii) conduct audits at Lessor's expense, all during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Lessee. In conducting such inspections Lessor shall not unreasonably interfere with the conduct of Lessee's business at the Leased Property.

          (c) Lessee will, on a space available basis, provide customary gratuitous accommodations to Lessor and its representatives in connection with all such meetings and inspections.

                                  ARTICLE 24
                                  ----------

     24.1.  No Waiver.
            ---------

          No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                  ARTICLE 25
                                  ----------

     25.1.  Remedies Cumulative.
            -------------------

          To the extent permitted by law but subject to Article 39 and any other provisions of this Lease expressly limiting the rights, powers and remedies of either Lessor or Lessee, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy, and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                                  ARTICLE 26
                                  ----------

     26.1.  Acceptance of Surrender.
            -----------------------

          No surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE 27
                                  ----------

     27.1.  No Merger of Title.
            ------------------

          There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly: (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

                                  ARTICLE 28
                                  ----------

     28.1.  Conveyance by Lessor.
            --------------------

          Lessor shall have the unrestricted right to mortgage or otherwise convey the Leased Property to a Holder. If Lessor conveys the Leased Property in accordance with the terms hereof other than to a Holder, and the grantee or transferee of the Leased Property expressly assumes in writing all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner. If Lessee is not reasonably satisfied that the new owner is a capable, reliable and qualified Person of good reputation and character, Lessee may terminate this Lease upon 60-days Notice to Lessor given within 30 days after Lessee receives Notice of such conveyance.

     28.2.  Lessor May Grant Liens.
            ----------------------

          (a) Subject to Section 7.2, without the consent of Lessee, Lessor may from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property, or any portion thereof or interest therein, or upon Lessor's interest in this Lease, whether to secure any borrowing or other means of financing or refinancing. This Lease and Lessee's interest hereunder shall at all times be subject and subordinate to the lien and security title of any deeds to secure debt, deeds of trust, mortgages, or other interests heretofore or hereafter granted by Lessor or which otherwise encumber or affect the Leased Property and to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements, substitutions, and extensions thereof (all of which are herein called the "Mortgage"), provided that the Mortgage and all security agreements delivered by Lessor in connection therewith shall be subject to Lessee's rights under this Lease to receive all Gross Revenues of the Facility prior to the earlier of the occurrence of an Event of Default or the date that this Lease is terminated by the Holder of the Mortgage in the exercise of its remedies thereunder; provided, however, that upon any
                                            --------  -------
termination of this Lease by the Holder of the Mortgage, the Lessor shall be obligated to pay the Termination Fee and the Management Termination Fee (both as defined in Article 36 hereof). In confirmation of such subordination, Lessee shall, at Lessor's request, promptly execute, acknowledge and deliver any instrument which may be required to evidence subordination to any Mortgage and attornment to the Holder thereof and its successors and assigns.
Notwithstanding anything to the contrary herein contained, Lessee is hereby granted the right to terminate this Lease upon Holder's or any third party acquiring title to the Leased Property subsequent to Lessor's default under the Mortgage, with no penalty to Lessee. The Lessee shall comply with any material covenants with respect to the Lessee contained in any such instrument of subordination.

          (b) Lessee shall, upon the request of Lessor or any existing or future Holder, (i) provide Holder with copies of all licenses, permits, occupancy agreements, operating agreements, leases, contracts and similar agreements reasonably requested in connection with any existing or proposed financing of the Leased Property, and (ii) execute, or cause the Manager or any relevant Affiliate to execute, such estoppel agreements and collateral assignments with respect to the Facility's liquor license and any of the other aforementioned agreements as Holder may reasonably request in connection with any such financing, provided that no such estoppel agreement or collateral assignment shall in any way affect the Term or affect adversely in any material respect any rights of Lessee under this Lease.

          (c) Lessee shall deliver by notice delivered in the manner provided in Article 30 to any Holder who gives Lessee written notice of its status as a Holder, at such Holder's address stated in the Holder's written notice or at such other address as the Holder may designate by later written notice to Lessee, a duplicate copy of any and all notices regarding any default which Lessee may from time to time give or serve upon Lessor pursuant to the provisions of this Lease. Copies of such notices given by Lessee to Lessor shall be delivered to such Holder simultaneously with delivery to Lessor. No such notice by Lessee to Lessor hereunder shall be deemed to have been given unless and until a copy thereof has been mailed to such Holder.

          (d) At any time, and from time to time, upon not less than ten (10) days' notice by a Holder to Lessee, Lessee shall deliver to such Holder an estoppel certificate certifying as to the information required in paragraph (c) of Article 22, and such other information as may be reasonably requested by such Holder. Any such certificate may be relied upon by such Holder.

          (e) Lessee shall cooperate in all reasonable respects, and as generally described in Section 33.2 of this Lease, with any transfer of the Leased Property to a Holder that succeeds to the interest of Lessor in the Leased Property (including, without limitation, in connection with the transfer of any franchise, license, lease, permit, contract, agreement, or similar item to such Holder or such Holder's designee necessary or appropriate to operate the Leased Property). Lessor and Lessee shall cooperate in (i) including in this Lease by suitable amendment from time to time any provision which may be requested by any proposed Holder, or may otherwise be reasonably necessary, to implement the provisions of this Article and (ii) entering into any further agreement with or at the request of any Holder which may be reasonably requested or required by such Holder in furtherance or confirmation of the provisions of this Article; provided, however, that any such amendment or agreement shall not
              --------  -------
in any way affect the Term nor affect adversely in any material respect any rights of Lessor or Lessee under this Lease.

                                  ARTICLE 29
                                  ----------

     29.1.  Quiet Enjoyment.
            ---------------

          So long as Lessee pays all Rent as the same becomes due and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace and/or cure periods, if any, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor and not claiming by, through or under Lessee, but subject to all liens and encumbrances subject to which the Leased Property was conveyed to Lessor or hereafter consented to by Lessee in writing or provided for herein. Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.

                                  ARTICLE 30
                                  ----------

     30.1.  Notices.
            -------

          All notices, demands, requests, consents, approvals and other communications ("Notice" or "Notices") hereunder shall be in writing and personally served or mailed (by express or overnight mail, courier, or registered or certified mail, return receipt requested and postage prepaid), (i) if to Lessor at 148 Shearton Drive, Box A, New Cumberland, Pennsylvania 17070,
Attention: Hasu P. Shah, and (ii) if to Lessee at 3343 Peachtree Road, N.E., Suite 800/East Tower, Atlanta, Georgia 30326, Attention: Mitesh B. Shah, or to such other address or addresses as either party may hereafter designate. Personally delivered Notices and Notices sent via recognized overnight mail courier shall be effective upon receipt, and Notice given by mail shall be deemed received at the time of deposit in the U.S. Mail system, but any prescribed period of Notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                  ARTICLE 31
                                  ----------

     31.1.  Appraisers.
            ----------

          If it becomes necessary to determine the fair market value or fair market rental of the Leased Property for any purpose of this Lease, then, except as otherwise expressly provided in this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within 10 days after Notice, Lessor (or Lessee, as the case may be) shall by Notice to Lessee (or Lessor, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at least five years experience in the State appraising property similar to the Leased Property, shall, within 10 days after the date of the Notice appointing the second appraiser, proceed to appraise the Leased Property to determine the fair market value or fair market rental thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers are appointed and if the difference between the amounts so determined does not exceed 5% of the lesser of such amounts, then the fair market value or fair market rental shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined exceeds 5% of the lesser of such amounts, then such two appraisers shall have 10 days to appoint a third appraiser. If no such appraiser shall have been appointed within such 10 days or within 60 days of the original request for a determination of fair market value or fair market rental, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the fair market value or fair market rental within 30 days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the fair market value or fair market rental of the Leased Property, as the case may be. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.

                                  ARTICLE 32
                                  ----------

     32.1.  Lessee's Right to Cure.
            ----------------------

          Subject to the provisions of Article 39, if Lessor breaches any covenant to be performed by it under this Lease, Lessee, after Notice to and demand upon Lessor as provided in Article 39, without waiving or releasing any obligation hereunder, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including, without limitation, reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand. In the event that any such sum has not been paid to Lessee before the next payment of Base Rent is due under this Lease, then Lessee is hereby given the express right to setoff any such payment against the next due payment(s) of Base Rent until paid in full. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Article 32 shall survive the termination of this Lease with respect to the Leased Property.

                                  ARTICLE 33
                                  ----------

     33.1.  Miscellaneous.
            -------------

          Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof is invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease is based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at and limited to the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a written instrument in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State, but not including its conflicts of laws rules. This Lease constitutes the entire agreement between Lessor and Lessee with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between Lessor and Lessee.

     33.2.  Transition Procedures.
            ---------------------

          Upon any expiration or termination of the Term, Lessor and Lessee shall do the following and, in general, shall cooperate in good faith to effect an orderly transition of the management or lease of the Facility. The provisions of this Section 33.2 shall survive the expiration or termination of this Lease until they have been fully performed. Nothing contained herein shall limit Lessor's rights and remedies under this Lease if such termination occurs as the result of an Event of Default.

          (a)  Transfer of Franchise Agreement. The Franchise Agreement shall be
               -------------------------------
assigned, at Lessor's option, effective on the termination date, to (i) Lessor, or (ii) a designee of Lessor of good reputation and with experience in operating hotels. Under no circumstances shall Lessee be liable to any Franchisor for any product improvement or similar plan imposed by such Franchisor upon Lessor as a condition to the assignment of the Franchise Agreement, however, Lessee shall be responsible for any transfer fee charged by such Franchisor in connection therewith.

          (b)  Transfer of Licenses.  Upon the expiration or earlier termination
               --------------------
of the Term, Lessee shall use its best efforts (i) to transfer to Lessor or Lessor's nominee all licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility (collectively, "Licenses"), or (ii) if such transfer is prohibited by law or Lessor otherwise elects, to cooperate with Lessor or Lessor's nominee, at Lessor's expense, in connection with the processing by Lessor or Lessor's nominee of any applications for all Licenses, including Lessee (or its Affiliate) continuing to operate the liquor operations under its licenses with Lessor agreeing to indemnify and hold Lessee (or its Affiliate) harmless as a result thereof except for the gross negligence or willful misconduct of Lessee; provided, in either case, that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's nominee.

          (c)  Leases and Concessions. Lessee shall assign to Lessor or Lessor's
               ----------------------
nominee simultaneously with the termination of this Agreement, and the assignee shall assume, all leases, contracts, concession agreements and agreements in effect with respect to the Facility then in Lessee's name.

          (d) Books and Records.  To the extent that Lessor has not already
              -----------------
received copies thereof, all books and records (including computer and computer-generated records) for the Facility kept by Lessee pursuant to Section 3.7 (or copies thereof) shall be delivered simultaneously with the termination of this Agreement to Lessor or Lessor's nominee.

          (e) Receivables and Payables, etc.  Lessee shall be entitled to retain
              ------------------------------
all cash, bank accounts and house banks, and to collect all Gross Revenues and accounts receivable accrued through the termination date. Lessee shall be responsible for the payment of Rent, all operating expenses of the Facility and all other obligations of Lessee accrued under this Lease as of the termination date, and Lessor shall be responsible for all operating expenses of the Facility accruing after the termination date.

          (f) Final Accounting.  Lessee shall, within forty five (45) days after
              ----------------
the expiration or termination of the Term, prepare and deliver to Lessor a final accounting statement, dated as of the date of the expiration or termination, as more particularly described in Article 22, along with a statement of any sums, if any, due from Lessee to Lessor pursuant hereto and payment of such funds. In the event that any sums are due from Lessor to Lessee, Lessor shall make payment of such funds to Lessee within ten (10) days of receipt of such statement.

          (g) Inventory.  Lessee shall insure that the Leased Property, at the
              ---------
date of such termination or expiration, has Inventory of a substantially equivalent nature and amount as exists at the Leased Property on the Commencement Date.

          (h) Surrender.  Lessee shall peacefully and immediately vacate and
              ---------
surrender the Leased Property to Lessor or Lessor's designee, shall turn over all keys to Lessor and Lessor's designee and shall not interfere with Lessor or any new Lessee or Manager.

     33.3.  Action for Damages.
            ------------------

          In any suit or other claim brought by either party seeking damages against the other party for breach of its obligations under this Lease, the party against whom such claim is made shall be liable to the other party only for actual damages and not for consequential, punitive or exemplary damages.

     33.4.  Lease Assumption in Bankruptcy Proceeding.
            -----------------------------------------

          If an Event of Default occurs and Lessee has filed or has had filed against it a petition in bankruptcy or for reorganization or other relief pursuant to the federal bankruptcy code, Lessee shall promptly move the court presiding over the proceeding to assume the Lease pursuant to 11 U.S.C. (S)365, without seeking an extension of the time to file said motion.

     33.5.  Intra-Family Transfers.
            ----------------------

          Lessee acknowledges that Lessor may transfer legal title to the Leased Property one or more times to Affiliates of the Lessor in which Lessor or the Company owns a majority interest (each, an "Affiliated Lessor"). Lessee hereby consents to such transfers provided that, in each case, this Lease is assumed by the Affiliated Lessor in its entirety and without modification, and Lessor remains fully obligated for all obligations of the Lessor hereunder, notwithstanding such transfer. Lessee covenants that in connection with such transfers, Lessee will execute and deliver to Lessor, the Affiliated Lessor and/or their representatives appropriate estoppels and other documentation requested by them, including an amendment to this Lease, for the purposes of reflecting and acknowledging the Affiliated Lessor's interests as lessor hereunder.

                                  ARTICLE 34
                                  ----------

     34.1.  Memorandum of Lease.
            -------------------

          Lessor and Lessee shall promptly upon the request of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. The party requesting such Memorandum shall pay all costs and expenses of recording such memorandum of this Lease.

                                  ARTICLE 35
                                  ----------

                            (Intentionally Omitted)


                                  ARTICLE 36
                                  ----------

     36.1.  Lessor's Option to Terminate.
            ----------------------------

          (a) In the event the Lessee is unable to obtain at least a 90% yield penetration (as determined on a 12 month trailing basis), based upon the region's STAR reports, the Lessor may terminate the Lease by giving not less than 60-days prior Notice to Lessee of Lessor's election to terminate the Lease; provided, however, that Lessor shall have no right to terminate if Lessee's
--------  -------
failure to achieve a 90% yield penetration is the result of an Unavoidable Delay, casualty, damage or condemnation. Effective upon such date, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease and all Rent including Percentage Rent and Additional Charges shall be adjusted as of the termination date.

          (b) In the event Lessor enters into a bona fide contract to sell the Leased Property to a non-Affiliate other than Lessee or an Affiliate of Lessee, Lessor may terminate the Lease by giving not less than 60-days prior Notice to Lessee of Lessor's election to terminate the Lease upon the closing under such contract. Effective upon such date, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease and all Rent including Percentage Rent and Additional Charges shall be adjusted as of the termination date.

          (c) As compensation for the early termination of its leasehold estate under this Article 36 because of a sale of the Leased Property (including compensation for may remaining obligation of Lessee under its Management Agreement), Lessor shall within three (3) months after of the closing of such sale, either (i) pay to Lessee the "Termination Fee" (as defined below) and "Management Termination Fee" (as defined below) or (ii) offer to lease to Lessee one or more substitute pursuant to one or more hotel leases that would create for the Lessee leasehold estates that have an aggregate fair market value of no less than the fair market value of the original leasehold estate (a "Comparable Lease"), such value to be determined as of the closing of the sale of the Leased Property. Lessee may, in its sole and absolute discretion, accept or reject any offer of a Comparable Lease. If Lessee rejects the Comparable Lease, Lessor shall pay the Termination Fee and Management Termination Fee to Lessee. In the event Lessor and Lessee are unable to agree upon the fair market value of an original or replacement leasehold estate, it shall be determined by appraisal using the appraisal procedure set forth in Article 31.

          (d)  (i)   For the purposes of this Section, fair market value of the leasehold estate means, as applicable, an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for Lessee's leasehold estate under this Lease or an offered replacement leasehold estate. In computing fair market value of a leasehold estate, the appraiser shall discount all future income and fees to the then present value at a rate equal to the Discount Rate.

               (ii) The Termination Fee shall equal the "Net Present Value" (as defined below) of the "Lessee Leakage" (as defined below) for (a) the remaining Lease Years of the Term or, (b) if the termination occurs less than five Lease Years from the end of the Term, the remaining Lease Years in the Term plus one year (the "Determination Period"). "Lessee Leakage" for any Lease Year is defined as the net operating income of the Facility, determined in accordance
with GAAP, less Rent paid and payable hereunder.   The "Net Present Value" of
the Lessee Leakage for the Determination Period shall be determined by (A) averaging the Lessee Leakage actually realized by Lessee for the three most recently ended Lease Years (or all full Lease Years if less than three full Lease Years have elapsed since the Commencement Date) (the "Valuation Period"),
(B) assuming that Lessee Leakage in the first Lease Year of the Determination Period is the average Lessee Leakage (as determined under subsection (A) above) and that the Lessee Leakage in each subsequent Lease Year in the Determination Period is the deemed Lessee Leakage for the previous Lease Year, (C) discounting the deemed Lessee Leakage in each Lease Year of the Determination Period to present value by the Discount Rate and (D) aggregating the sum of such present values, but not less than zero.

               (iii) The Management Termination Fee shall be equal to the "Annualized Management Fee" (as defined below) for the Determination Period discounted to a present value by the Discount Rate. Annualized Management Fee is defined as the actual Management Fee calculated under the Management Agreement between Lessee and Manager for the twelve (12) months immediately preceding any early termination of this Lease (or the monthly average Management Fee for all months preceding an early termination multiplied by twelve if less than twelve months have elapsed since the Commencement Date.)

          (e) In the event that Lessor terminates this Lease upon less than 60-days written notice pursuant to the provisions of this Article 36 or pursuant to any other provisions of this Lease except for the provisions allowing Lessor to terminate this Lease under Articles 14 or 15 or upon the occurrence of an Event of Default, the parties agree that on and after the effective date of such termination, hotel personnel employed by Lessee immediately prior to the effective date of termination will either be employed by Lessor or its designee, or Lessor or its designee will take such other action with respect to their employment, which may include notification of the prospective termination of their employment, so as, in any case, to insure that Lessee does not incur any liability pursuant to the WARN Act. In that event, Lessor hereby agrees to defend, indemnify and hold harmless Lessee from and against any and all manner of claims, actions, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) relating to or arising from Lessor's breach of this covenant, including, without limitation, any liability, costs and expenses arising out of asserted or actual violation of the requirements of the WARN Act. Further, Lessor or its designee shall assume all COBRA liabilities and COBRA obligations to the Facility's personnel, which Lessee shall or may incur in connection with such termination of this Lease, and Lessor hereby agrees to defend, indemnify and hold harmless Lessee from and against any and all manner of claims, actions, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) relating to or resulting from Lessor's breach of the foregoing covenant with respect to COBRA matters, including, without limitation, any liability, costs and expenses arising out of any asserted or actual violation of the requirements of the COBRA any legislation. Upon Lessor's written request to Lessee, Lessee shall take all action that is reasonable to notify, advise and cooperate with Lessor in order to assist Lessor in complying with the WARN Act or COBRA legislation and to mitigate Lessor's expense or liability with respect to the WARN Act and COBRA legislation.

                                  ARTICLE 37
                                  ----------

     37.1.  Compliance with Franchise Agreement.
            -----------------------------------

          To the extent any of the provisions of the Franchise Agreement impose a greater obligation on Lessee than the corresponding provisions of the Lease, then Lessee shall be obligated to comply with, and to take all reasonable actions necessary to prevent breaches or defaults under, the provisions of the Franchise Agreement, except to the extent that Lessee is prevented from complying with the Franchise Agreement because of Lessor's breach of its obligations to comply with Article 38 or any other breaches of Lessor under this Lease. It is the intent of the parties hereto that Lessee shall comply in all material respects with the provisions of the Franchise Agreement so as to avoid any default thereunder during the Term. Lessee shall not terminate or enter into any material modification of the Franchise Agreement without in each instance first obtaining Lessor's written consent, which shall not be unreasonably withheld, delayed or conditioned. Lessor and Lessee agree to cooperate fully with each other in the event it becomes necessary to obtain a franchise extension or modification or a new franchise for the Leased Property, and in any transfer of the Franchise Agreement to Lessor or any designee thereof or any other successor to Lessee upon the termination of this Lease, all at Lessor's sole cost and expense, including any product improvement (or similar) plan imposed by any new franchisor and transfer fees.

     In the event the Franchise Agreement, and continuing compliance therewith, requires a Capital Expenditure, Lessee's obligations for making such required Capital Expenditure shall be limited to the Capital Expenditure Allowance, which Lessor shall make available for these purposes. In the event that sums in excess of the Capital Expenditures Allowance are required to comply with the Franchise Agreement, Lessor shall fund such additional sums.

                                  ARTICLE 38
                                  ----------

     38.1.  Capital Expenditures.
            --------------------

          (a) Lessor shall be obligated to make available to Lessee an amount equal to 4% of Room Revenues from the Facility during each Lease Year ("Capital Expenditures Allowance"). The Capital Expenditure Allowance shall be set aside by Lessor from sums received by Lessor as Base Rent or Percentage Rent, and in no event shall it be considered as Additional Charges to Lessee. Upon written request by Lessee to Lessor stating the specific use to be made and subject to the approval thereof by Lessor, which approval shall not be unreasonably withheld, such funds shall be made available by Lessor for (i) maintenance and repairs, (ii) Lessee's obligations regarding Capital Expenditures, and (iii) compliance with the Franchise Agreement; provided, however, that no Capital Expenditures shall be made to purchase property (other than "real property" within the meaning of Treasury Regulations Section 1.856-3(d)), to the extent that doing so would cause the Lessor to recognize income other than "rents from real property" as defined in Section 856(d) of the Code. Lessor's obligation shall be cumulative, but not compounded, and any amounts that have accrued hereunder shall be payable in future periods for such uses and in accordance with the procedure set forth herein. Lessee shall have no interest in any accrued obligation of Lessor hereunder after the termination of this Lease. All Capital Improvements shall be owned by Lessor subject to the provisions of this Lease.

          (b) Lessor's obligation with respect to Capital Expenditures shall include amounts available in the Capital Expenditures Allowance, and all other amounts in excess of the Capital Expenditures Allowance which Lessor is obligated to pay under the terms of this Lease, including, without limitation,
(i) Legal Requirements; (ii) Maintenance and Repair expense; (iii) Franchise Agreement compliance; and (iv) costs and expenses in connection with casualty, destruction and condemnation.

                                  ARTICLE 39
                                  ----------

     39.1.  Lessor's Default.
            ----------------

          It shall be a breach of this Lease if Lessor fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of 30 days after Notice thereof from Lessee, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed a breach if Lessor proceeds within such 30-day period, with due diligence, to cure the failure and thereafter diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay. If Lessor does not cure any such failure within the applicable time period as aforesaid, Lessee may declare the existence of a "Lessor Default" by a second Notice to Lessor. Thereafter, Lessee may forthwith cure the same in accordance with the provisions of Article 32, subject to the provisions of the following paragraph. Lessee shall have the right to terminate this Lease for any Lessor Default and the right, for any such Lessor Default, to offset or counterclaim against any Rent or other charges due hereunder.

                                  ARTICLE 40
                                  ----------

     40.1.  Arbitration.
            -----------

          Except as set forth in Section 40.2, in each case specified in this Lease in which it shall become necessary to resort to arbitration, such arbitration shall be determined as provided in this Section 40.1. The party desiring such arbitration shall give Notice to that effect to the other party, and an arbitrator shall be selected by mutual agreement of the parties, or if they cannot agree within 30 days of such notice, by appointment made by the American Arbitration Association ("AAA") from among the members of its panels who are qualified and who have experience in resolving matters of a nature similar to the matter to be resolved by arbitration.

     40.2.  Alternative Arbitration.
            -----------------------

          In each case specified in this Lease for a matter to be submitted to arbitration pursuant to the provisions of this Section 40.2, Lessor shall be entitled to designate any nationally recognized accounting firm with a hospitality division of which Lessor or an Affiliate of Lessor is not a significant client or Lessee or an Affiliate is not a significant client, shall be selected by mutual agreement of the parties to serve as arbitrator of such dispute within 15 days after written demand for arbitration is received by the other party. In the event such designation is not made within such 15-day period, Arthur Anderson & Co. shall serve as the arbitrator.

     40.3.  Arbitration Procedures.
            ----------------------

          In any arbitration commenced pursuant to Sections 40.1 or 40.2, a single arbitrator shall be designated and shall resolve the dispute. The arbitrator's decision shall be binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law. Upon the failure of either party (the "non-complying party") to comply with his decision, the arbitrator shall be empowered, at the request of the other party, to order such compliance by the non-complying party and to supervise or arrange for the supervision of the non-complying party's obligation to comply with the arbitrator's decision, all at the expense of the non-complying party. To the maximum extent practicable, the arbitrator and the parties, and the AAA if applicable, shall take any action necessary to insure that the arbitration shall be concluded within 90 days of the filing of such dispute. The fees and expenses of the arbitrator shall be shared equally by Lessor and Lessee except as otherwise specified above in this Section 40.3. Unless otherwise agreed in writing by the parties or required by the arbitrator or AAA, if applicable, arbitration proceedings hereunder shall be conducted in Atlanta, Georgia. Notwithstanding formal rules of evidence, each party may submit such evidence as each party deems appropriate to support its position and the arbitrator shall have access to and right to examine all books and records of Lessee and Lessor regarding the Facility during the arbitration.

     IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized representatives as of the date first above written.

                         LESSOR:
                         ------

                         _______________________________, a Pennsylvania
                         limited partnership


                         By: _________________________, a Delaware limited
                             liability company
                         Its: General Partner

                              By: Hersha Hospitality Limited Partnership, a Virginia limited partnership
                              Its:  Managing Member

                                    By:    Hersha Hospitality Trust, a Maryland
                                           business trust,
                                    Its:   General Partner

                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                         LESSEE:
                         ------

                         ____________________________________,
                         a Georgia limited liability company

                         By:  The Noble Companies, LLC, Sole Manager


                              By:_______________________________________
                                    Mitesh B. Shah, Manager